UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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SILVER BULL RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SILVER BULL RESOURCES, INC.
777 Dunsmuir Street, Suite 1610
Vancouver, British Columbia V7Y 1K4

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, APRIL 18, 2019

To the Shareholders of Silver Bull Resources, Inc.:
The Annual Meeting of Shareholders of Silver Bull Resources, Inc., a Nevada corporation (the “Company”), will be held at the offices of Blake, Cassels & Graydon LLP at Suite 2600, 595 Burrard Street, Vancouver, British Columbia V7X 1L3, on Thursday, April 18, 2019 at 10:00 a.m. local time for the purpose of considering and voting upon proposals to:
1.	Elect four (4) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and qualified;
2.	Approve and adopt the Company’s 2019 Stock Option and Stock Bonus Plan;
3.	Ratify and approve the appointment of Smythe LLP, Chartered Professional Accountants, as our independent registered public accounting firm for the fiscal year ending October 31, 2019;
4.	Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and
5.	Transact such other business as may lawfully come before the meeting or any adjournment(s) or postponement(s) thereof.
The Board of Directors has fixed the close of business on Friday, February 22, 2019 as the record date for determination of the shareholders entitled to vote at the meeting and any adjournment(s) or postponement(s) thereof.  This Notice of Annual Meeting of Shareholders and related proxy materials are being distributed or made available to shareholders beginning on or about Wednesday, February 27, 2019.
Under the U.S. Securities and Exchange Commission and Canadian securities rules, we have elected to use the Internet for delivery of our annual meeting materials to our shareholders, enabling us to provide them with the information they need, while lowering the costs of delivery and reducing the environmental impact associated with our annual meeting.  Our proxy materials are available at www.proxyvote.com.  We also post our proxy materials on our website at www.silverbullresources.com/investors/agm/.
We cordially invite you to attend the annual meeting.  Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting.  Please refer to your proxy card or Notice Regarding the Availability of Proxy Materials for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible.
Thank you for your support.
BY ORDER OF THE BOARD OF DIRECTORS, BRIAN D. EDGAR, CHAIRMAN

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, APRIL 18, 2019

Our Notice of Meeting, Proxy Statement and Annual Report on Form 10-K are available at
www.proxyvote.com

2019 PROXY STATEMENT
TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
MANAGEMENT	7
EXECUTIVE COMPENSATION	14
SUMMARY COMPENSATION TABLE	14
COMPENSATION DISCUSSION AND ANALYSIS	15
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	22
GRANTS OF PLAN-BASED AWARDS	22
DIRECTOR COMPENSATION	24
INDEPENDENT PUBLIC ACCOUNTANTS	25
REPORT OF THE AUDIT COMMITTEE	26
REPORT OF THE COMPENSATION COMMITTEE	26
PROPOSAL ONE: ELECTION OF DIRECTORS	27
PROPOSAL TWO: APPROVAL AND ADOPTION OF THE COMPANY’S 2019 STOCK OPTION AND STOCK BONUS PLAN	27
PROPOSAL THREE: RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
PROPOSAL FOUR: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS	32
ANNUAL REPORT TO SHAREHOLDERS	33
OTHER MATTERS	33
SHAREHOLDER PROPOSALS	33
APPENDIX A: SILVER BULL RESOURCES, INC. 2019 STOCK OPTION AND STOCK BONUS PLAN	A-1

SILVER BULL RESOURCES, INC.
777 Dunsmuir Street, Suite 1610
Vancouver, British Columbia V7Y 1K4

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
THURSDAY, APRIL 18, 2019

ABOUT THE ANNUAL MEETING
This proxy statement (the “Proxy Statement”) is furnished to shareholders of Silver Bull Resources, Inc. (“Silver Bull” or the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Silver Bull, on behalf of the Company, to be voted at the Annual Meeting of Shareholders (the “Meeting”).  The Meeting will be held at the offices of Blake, Cassels & Graydon LLP at Suite 2600, 595 Burrard Street, Vancouver, British Columbia V7X 1L3, on Thursday, April 18, 2019 at 10:00 a.m. local time, or at any adjournment or postponement thereof.  The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.
This year, we have elected to provide access to our proxy materials on the Internet under the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulators’ “notice and access” rules.  Our proxy materials are available at www.proxyvote.com.  We also post our proxy materials on our website at www.silverbullresources.com/investors/agm/.  This Notice of Annual Meeting of Shareholders and related proxy materials are being made available to shareholders beginning on or about Wednesday, February 27, 2019.
All references to currency in this Proxy Statement are in U.S. dollars, unless otherwise indicated.
Notice of Internet Availability of Proxy Materials
On or about Wednesday, February 27, 2019, we will furnish a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders containing instructions on how to access the proxy materials and vote online.  In addition, instructions on how to request a printed copy of these materials may be found on the Notice.  If you received a Notice by mail, you will not receive a paper copy of the proxy materials unless you request such materials by following the instructions contained on the Notice.  Your vote is important regardless of the extent of your holdings.
Solicitation Costs
The cost of preparing and mailing the Notice, handling requests for proxy materials, and the cost of solicitation of proxies on behalf of the Board will be borne by the Company.  Proxies may be solicited personally or via mail, telephone or facsimile by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations.  While no arrangements have been made to date, the Company may contract for the solicitation of proxies for the Meeting.  Such arrangements would include customary fees, which would be borne by the Company.

Dissenters Rights
The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Nevada corporation have the right to dissent under the Nevada Private Corporations Chapter of the Nevada Revised Statutes, Nev. Rev. Stat. 78.
What is the purpose of the Meeting?
At our Meeting, shareholders will vote on the following items of business:
1.	Elect four (4) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and qualified;
2.	Approve and adopt the Company’s 2019 Stock Option and Stock Bonus Plan (the “2019 Plan”);
3.	Ratify and approve the appointment of Smythe LLP, Chartered Professional Accountants (“Smythe”), as our independent registered public accounting firm for the fiscal year ending October 31, 2019; and
4.	Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.
You will also vote on such other matters as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof.
What are the Board’s recommendations?
Our Board recommends that you vote:
1.	“FOR” the election of the four (4) nominated directors;
2.	“FOR” the approval and adoption of the 2019 Plan;
3.	“FOR” the ratification and approval of the appointment of Smythe as our independent registered public accounting firm for the fiscal year ending October 31, 2019; and
4.	“FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.
Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Meeting, except those described in this Proxy Statement.  However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on the matters.
What shares are entitled to vote?
As of the close of business on Friday, February 22, 2019, the record date for the Meeting, we had 235,868,214 shares of the Company’s common stock (“Common Stock”) outstanding.  Each share of our Common Stock outstanding on the record date is entitled to one vote on all items being voted on at the Meeting.  You can vote all of the shares that you owned on the record date.  These shares include (i) shares held directly in your name as the shareholder of record and (ii) shares held for you as the beneficial owner through a broker, bank or other nominee.

What is required to approve each item and how will abstentions and “broker non-votes” be counted?
1.
For Proposal One (election of directors), four (4) candidates will be elected by a plurality vote; however, pursuant to our Majority Voting Policy, any director who fails to receive a majority of the votes cast (in person or by proxy) “for” such candidate, is required to tender his written resignation to the Board.  See “Majority Voting Policy” below.  “Broker non-votes” are not counted for determining the number of votes cast “for” or “withheld” for such candidate and therefore have no effect on the outcome of the vote.

2.
For Proposal Two (approval and adoption of the 2019 Plan), the affirmative vote of the majority of votes cast (in person or by proxy) at the Meeting and on a disinterested basis is required for approval and adoption.  Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and therefore have no effect on the outcome of the vote.

3.
For Proposal Three (ratification and approval of the appointment of the independent registered public accounting firm), the affirmative vote of the majority of votes cast (in person or by proxy) at the Meeting is required for ratification and approval.  Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and therefore have no effect on the outcome of the vote.

4.
For Proposal Four (advisory vote on executive compensation), the affirmative vote of the majority of votes cast (in person or by proxy) at the Meeting is required.  Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and therefore have no effect on the outcome of the vote.  Because your vote on this proposal is advisory, it will not be binding on the Board or the Company.  However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

How do I vote my shares?
Each share of Common Stock that you own entitles you to one vote.  Your Notice or proxy card shows the number of shares of Common Stock that you own.  You may elect to vote in one of the following methods:
	By Mail – If you have requested a paper copy of the proxy materials, please date and sign the proxy card and return it promptly in the accompanying envelope.
	By Internet – If you received a Notice of Internet Availability of Proxy Materials, you can access our proxy materials and vote online. Instructions to vote online are provided in the Notice.
	By Telephone – You may vote your shares by calling the telephone number specified on your proxy card. You will need to follow the instructions on your proxy card and the voice prompts.

In Person – You may attend the Meeting and vote in person.  We will give you a ballot when you arrive.  If your stock is held in the name of your broker, bank or another nominee (a “Nominee”), then you must present a proxy from that Nominee in order to verify that the Nominee has not already voted your shares on your behalf.

If your shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice or proxy materials, as applicable, are being forwarded to you by that organization.  Your Voting Instruction Form from Broadridge Financial Solutions, Inc. (“Broadridge”) or your Notice provides information on how to vote your shares.  The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting.
If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on “routine” matters such as Proposal Three (ratification and approval of the appointment of auditors) but cannot vote on “non-routine” matters such as Proposal One (election of directors), Proposal Two (approval and adoption of the 2019 Plan) or Proposal Four (advisory vote on executive compensation).  Thus, if the organization that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, that organization will inform the inspector of election that it does not have the authority to vote on such matter with respect to your shares.  This is generally referred to as a “broker non-vote.”

Proxies submitted properly by one of the methods discussed above will be voted in accordance with the instructions contained therein.  If the proxy is submitted but voting directions are not provided, the proxy will be voted “FOR” each of the four (4) director nominees, “FOR” the approval and adoption of the 2019 Plan, “FOR” the ratification and approval of the appointment of Smythe as our independent registered public accounting firm for the fiscal year ending October 31, 2019, “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, and in such manner as the proxy holders named on the proxy, in their discretion, determine upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.
Who may attend the Meeting?
All shareholders as of the record date, or their duly appointed proxies, may attend the Meeting.  If you are not a shareholder of record but hold shares through a broker or bank (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement as of February 22, 2019, a copy of the voting instruction card provided by your broker, bank or other holder of record, or other similar evidence of ownership.  Cameras, recording devices and other electronic devices will not be permitted at the Meeting.
How may I vote my shares in person at the Meeting?
Shares held in your name as the shareholder of record may be voted in person at the Meeting.  Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or other holder of record that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions prior to the Meeting as described below so that your vote will be counted if you later decide not to attend the Meeting.
May I change my vote or revoke my proxy after I return my proxy card?
Yes.  Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the Meeting (i) by delivering a written notice of your revocation to our principal executive office, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada; or (ii) by executing and delivering a later-dated proxy.  In addition, the powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy.
What constitutes a quorum?
The presence, in person or by proxy, of one-third of the shares of Common Stock outstanding as of the record date constitutes a quorum for the transaction of business at the Meeting.  In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.  The inspector of election will treat shares of Common Stock represented by a properly signed and returned proxy as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.  Abstentions and “broker non-votes” as to particular matters are counted for purposes of determining whether a quorum is present at the Meeting.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions to do so from the beneficial owner.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account.  You should sign and return all proxies for each proxy card that you receive in order to ensure that all of your shares are voted.

How may I vote on each of the proposals?
For the election of directors pursuant to Proposal One, you may vote “FOR” any nominee, or you may indicate that you wish to withhold authority to vote for one or more of the nominees being proposed.
For Proposal Two, you may vote “FOR” or “AGAINST” the proposal, or you may indicate that you wish to “ABSTAIN” from voting on the proposal.
For Proposal Three, you may vote “FOR” or “AGAINST” the proposal, or you may indicate that you wish to “ABSTAIN” from voting on the proposal.
For Proposal Four, you may vote “FOR” or “AGAINST” the proposal, or you may indicate that you wish to “ABSTAIN” from voting on the proposal.
Who will count the proxy votes?
Votes at the Meeting will be tabulated by one or more inspectors of election who will be appointed by the Chairman of the meeting and who will not be candidates for election to the Board.  We have retained Broadridge to act as the inspector of election for the Meeting.
How will voting on any other business be conducted?
We do not expect any matters to be presented for a vote at the Meeting other than the matters described in this Proxy Statement.  If you grant a proxy, either of the officers named as proxy holder, Timothy Barry or Sean Fallis, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the Meeting.

SECURITY OWNERSHIP OF
 CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Management
The number of shares of the Company’s Common Stock outstanding as of the record date of February 22, 2019 was 235,868,214.  The following table sets forth as of the record date the number of shares of the Company’s Common Stock beneficially owned by each of the Company’s directors, nominees and named executive officers and the number of shares beneficially owned by all of the directors, nominee, and named executive officers as a group:
Name and Address of Beneficial Owner (1)	Position	Amount and Nature of Beneficial Ownership (2)		Percent of Common Stock
Brian D. Edgar	Chairman and Director	9,426,958	(3)	3.94%
Timothy T. Barry	President, Chief Executive Officer and Director	4,689,666	(4)	1.96%
Sean C. Fallis	Chief Financial Officer	3,453,333	(5)	1.44%
Daniel J. Kunz	Director	716,666	(6)	*
John A. McClintock	Director	691,666	(7)	*
All directors, nominees, and executive officers as a group (5 persons)		18,978,289		7.66%
_________________________

*	The percentage of Common Stock beneficially owned is less than one percent (1%).
(1)	The address of these persons is c/o Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4.
(2)	Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(3)
Consists of (i) 5,650,815 shares of Common Stock held directly, (ii) 3,483,333 stock options, which are vested or will vest within 60 days, and (iii) 292,810 shares of Common Stock owned by Tortuga Investments Corp., a company wholly owned by Mr. Edgar.

(4)	Consists of (i) 1,023,000 shares of Common Stock held directly and (ii) 3,666,666 stock options, which are vested or will vest within 60 days.
(5)	Consists of (i) 20,000 shares of Common Stock held directly and (ii) 3,433,333 stock options, which are vested or will vest within 60 days.
(6)	Consists of (i) 25,000 shares held directly and (ii) 691,666 stock options, which are vested or will vest within 60 days.
(7)	Consists of 691,666 stock options, which are vested or will vest within 60 days.

Security Ownership of Certain Beneficial Owners
The following table sets forth the beneficial ownership of the Company’s Common Stock as of February 22, 2019 by each person (other than the director nominees and executive officers of the Company) who owned of record, or was known to own beneficially, more than 5% of the outstanding voting shares of Common Stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock
Sprott Inc. (2) 200 Bay Street, Suite 2600 Toronto, Ontario M5J 2J1	32,448,405	13.76%
Ibex Microcap Fund LLLP (3) c/o Ibex Investors LLC 3200 Cherry Creek South Drive, Suite 670 Denver, Colorado 80209	17,448,156	7.40%
_________________________

(1)	Calculated in accordance with Rule 13d-3 under the Exchange Act.
(2)
This information is based on a Schedule 13G/A filed on November 21, 2018 by Sprott Inc. (“Sprott”).  The securities set forth above are held in accounts managed by subsidiaries of Sprott, none of which individually owns more than 5% of the shares outstanding.

(3)
This information is based on a Schedule 13G/A filed on January 28, 2019 by Justin B. Borus, Ibex Investors LLC (“Ibex Investors”), Ibex Microcap Fund LLLP (“Ibex Microcap”), Lazarus Macro Micro Partners LLLP (“Macro Micro Partners”), Ibex Investment Holdings LLC (“Ibex Investment Holdings”).  The securities set forth above consist of 17,437,856 shares of Common Stock held by Ibex Microcap and 10,300 shares of Common Stock held by Macro Micro Partners.  Ibex Investors is the investment manager and general partner of Ibex Microcap and Macro Micro Partners.  Ibex Investment Holdings is the sole member of Ibex Investors.  Justin B. Borus is the manager of Ibex Investors and Ibex Investment Holdings.  Justin B. Borus, Ibex Investors and Ibex Investment Holdings may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Ibex Microcap and Macro Micro Partners.  Each of Ibex Investors, Ibex Microcap, Macro Micro Partners, Ibex Investment Holdings and Mr. Borus disclaims beneficial ownership with respect to any shares other than the shares directly beneficially owned by such entity or person.

MANAGEMENT
Identification of Directors and Executive Officers
The table below sets forth the names, titles, and ages of each of the nominees standing for election to the Board and the Company’s executive officers as of the record date.  There are no family relationships among any of the directors, executive officers and/or director/nominees of the Company.
Except as described herein, there was no agreement or understanding between the Company and any director or executive officer pursuant to which he was selected as an officer or director, although certain of the Company’s executive officers have entered into employment agreements with the Company.
Name	Current Position	Age	Year Initially Appointed as Officer or Director
Brian D. Edgar	Chairman and Director	69	2010
Timothy T. Barry	President, Chief Executive Officer and Director	43	2010
Daniel J. Kunz	Director	66	2011
John A. McClintock	Director	67	2012
Sean C. Fallis	Chief Financial Officer	39	2011

Brian D. Edgar.  Mr. Edgar was appointed Chairman of the Board in April 2010.  Mr. Edgar has broad experience working in junior and mid-size natural resource companies.  He previously served as Dome’s President and Chief Executive Officer from February 2005 to April 2010, when Dome was acquired by Silver Bull.  Further, Mr. Edgar served on Dome’s board of directors from 1998 to 2010.  Mr. Edgar currently serves as a director of Denison Mines Corp., Lucara Diamond Corp., and ShaMaran Petroleum Corp.  Mr. Edgar practiced corporate/securities law in Vancouver, British Columbia, Canada for 16 years.
Timothy T. Barry.  Mr. Barry has served as a director, President and Chief Executive Officer of Silver Bull since March 2011.  From August 2010 to March 2011, he served as our Vice President – Exploration.  Between 2006 and August 2010, Mr. Barry spent five years working as Chief Geologist in West and Central Africa for Dome.  During this time, he managed all aspects of Dome’s exploration programs and oversaw corporate compliance for Dome’s various subsidiaries.  Mr. Barry also served on Dome’s board of directors.  In 2005, he worked as a project geologist in Mongolia for Entree Gold, a company that has a significant stake in the Oyu Tolgoi mine in Mongolia.  Between 1998 and 2005, Mr. Barry worked as an exploration geologist for Ross River Minerals Inc. on its El Pulpo copper/gold project in Sinaloa, Mexico, for Canabrava Diamonds Corporation on its exploration programs in the James Bay lowlands in Ontario, Canada, and for Homestake Mining Company on its Plutonic Gold Mine in Western Australia.  He has also worked as a mapping geologist for the Geological Survey of Canada in the Coast Mountains, and as a research assistant at the University of British Columbia, where he examined the potential of CO2 sequestration in Canada using ultramafic rocks.  Mr. Barry received a bachelor of science degree from the University of Otago in Dundein, New Zealand and is a Chartered Professional Geologist (CPAusIMM).  He also serves on the board of directors of Sanatana Resources, Inc., a junior exploration company listed on the TSX Venture Exchange.
Daniel J. Kunz.  Mr. Kunz has more than 35 years of experience in international finance, mining, energy, engineering and operations.  Since 2014, he has been the managing member of Daniel Kunz & Associates, LLC, a resource development consulting firm.  From July 2015 to October 2018, Mr. Kunz was the Chairman and Chief Executive Officer of Gold Torrent, Inc., a gold mine development company.  He is the founder, and from 2003 until he retired in April 2013 was the President and Chief Executive Officer and a director, of U.S. Geothermal, Inc., a renewable energy company that owns and operates geothermal power plants in Idaho, Oregon, and Nevada.  Mr. Kunz was Senior Vice President and Chief Operating Officer of Ivanhoe Mines Ltd. from 1997 to October 2000, and served as its President and Chief Executive Officer and a director from November 2000 to March 2003.  He was part of the team that discovered Oyu Tolgoi, one of the world’s largest copper-gold deposits.  From March 2003 to March 2004, Mr. Kunz served as President and Chief Executive Officer of Jinshan Gold Mines Inc.  Mr. Kunz was a founder of MK Resources LLC, formerly known as the NASDAQ-listed company MK Gold Corporation, and directed the company’s 1993 initial public offering as the President and Chief Executive Officer and a director.  For 17 years, he held executive positions with NYSE-listed Morrison Knudsen Corporation (including Vice President and Controller).  Mr. Kunz holds a Masters of Business Administration and a Bachelor of Science in Engineering Science.  He is currently a director of Chesapeake Gold Corp., Greenbriar Capital Corp. and Gunpoint Exploration Ltd.

John A. McClintock.  Mr. McClintock has a significant amount of experience in all facets of the mineral exploration business, which has come from managing large exploration organizations.  Since November 2005, he has served as the President of McClintock Geological Management, which provides ongoing management services to NorthIsle Copper and Gold Inc.  From February 2007 to November 2008, Mr. McClintock served as President and Chief Executive Officer of Savant Explorations Ltd., a publicly-traded company on the TSX Venture Exchange.  From January 2006 to February 2007, he served as President and COO of Canarc Resources Corp., where he negotiated, among other things, a large land purchase in Mexico.  From November 2004 to December 2005, Mr. McClintock served as an Exploration Manager for BHP Group plc, where he ensured that the $80 million exploration budget focused on areas and commodities with maximum potential for corporate growth.  He has served as a director of Blue Moon Zinc Corp. since May 2017 and as a director of NorthIsle Copper and Gold Inc. since October 2011.  Mr. McClintock holds an MBA from Simon Fraser University and an undergraduate degree in geology, with honors, from the University of British Columbia.  He is a member of the Professional Engineers of British Columbia, the Prospectors and Developers Association of British Columbia, and the Association of Mineral Exploration of British Columbia.
Sean C. Fallis.  Mr. Fallis was appointed Chief Financial Officer in April 2011.  From February 2011 to April 2011, he served as our Vice President – Finance.  From July 2008 to February 2011, Mr. Fallis served as the Corporate Controller for Rusoro Mining Ltd.  Prior to working at Rusoro Mining Ltd, he worked at PricewaterhouseCoopers as an Audit Senior Associate from January 2007 to June 2008, where he worked with both Canadian and U.S. publicly-listed companies in the audit and assurance practice.  At PricewaterhouseCoopers, Mr. Fallis focused on clients in the mining industry.  Further, he worked at Smythe as a staff accountant from September 2004 to December 2006.  Mr. Fallis received a bachelor of science degree from Simon Fraser University in 2002 and is a CPA (Chartered Professional Accountant, British Columbia), CA.
Board Composition
Majority Voting Policy
The Board has adopted a Majority Voting Policy stipulating that shareholders shall be entitled to vote in favor of, or withhold from voting for, each individual director nominee at a meeting of shareholders.  If the number of shares “withheld” for any nominee exceeds the number of shares voted “for” such nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the chair of the Board.  The Corporate Governance and Nominating Committee of the Board (the “Corporate Governance and Nominating Committee”) will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation after considering, among other things, the stated reasons, if any, why certain shareholders “withheld” votes for the director, the qualifications of the director and whether the director’s resignation from the Board would be in the best interests of the Company.  The Board must take formal action on the Corporate Governance and Nominating Committee’s recommendation within 90 days and announce its decision by a press release.
According to the Majority Voting Policy, the affected director cannot participate in the deliberations of the Corporate Governance and Nominating Committee or the Board as to whether to consider his or her resignation.  The Majority Voting Policy applies only in circumstances involving an uncontested election of directors, meaning an election in which the number of nominees is equal to the number of directors to be elected.
The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively.  The Company’s Corporate Governance and Nominating Committee is charged with identifying, screening and/or appointing persons to serve on the Board.  The Corporate Governance and Nominating Committee evaluates nominees recommended by the shareholders using the same criteria it uses for other nominees.  In identifying Board candidates, it is the Company’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.  The Board believes that the process in place to identify candidates and elect directors allows the most qualified candidates to be appointed independently.

The Company believes that each of the persons standing for election to the Board at the Meeting has the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively.  With regard to the Board nominees, the following factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board:
•
Brian D. Edgar: The Board believes that Mr. Edgar is qualified to serve as a director of the Company because of his extensive experience working with junior and mid-size natural resource companies, as well as his experience with and general knowledge of the capital markets.

•
Timothy T. Barry: The Board believes that Mr. Barry is qualified to serve as a director of the Company because of his geological education and background, and his significant experience with junior and mid-size natural resources companies, particularly early-stage natural resource companies.

•
Daniel J. Kunz: The Board believes that Mr. Kunz is qualified to serve as a director of the Company because of his significant experience in international mining, engineering and construction projects, and his many years of senior management and director experience.

•
John A. McClintock: The Board believes that Mr. McClintock is qualified to serve as a director of the Company because of his significant experience in all facets of the mineral exploration business, which includes managing large exploration organizations, as well as his education and general knowledge of the exploration industry.

Involvement in Certain Legal Proceedings
During the past ten years, none of the director nominees or persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of SEC Regulation S-K, including (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the U.S. Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity.  Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.
Transactions with Related Persons
Pursuant to its charter, the Audit Committee of the Board (the “Audit Committee”) reviews and approves all related party transactions on an ongoing basis.  With the exception of customary employment agreements between the Company and its officers, which are described below under the heading “Executive Compensation,” there were no related party transactions between the Company and its officers, directors and significant shareholders during the fiscal years ended October 31, 2018 and October 31, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of the Company’s outstanding Common Stock to file reports of ownership with the SEC.  Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during and for the Company’s fiscal year ended October 31, 2018, there were no directors or officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5.
Independence of the Board
The Board currently consists of Timothy Barry, Brian Edgar, Daniel Kunz and John McClintock.  Mr. Barry, Mr. Edgar, Mr. Kunz and Mr. McClintock are being nominated by the Company for re-election at the Meeting.  Mr. Kunz and Mr. McClintock are considered “independent” as that term is defined in Section 311 of the Toronto Stock Exchange (“TSX”) Company Manual.
Board Leadership Structure
The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board.  Brian Edgar has been the Company’s Chairman of the Board since April 2010, while Timothy Barry has served as the Company’s Chief Executive Officer since February 2011.  The Board believes that this leadership structure is appropriate, as Mr. Edgar and Mr. Barry bring complimentary skills to the Company’s business operations and strategic plans and generally are focused on somewhat different aspects of the Company’s operations.  Mr. Barry, with his geological background and experience, has a greater depth of knowledge regarding the Company’s exploration activities, while Mr. Edgar has a significant amount of experience with mid-sized and junior level exploration and mining companies and with the capital markets.
Although Mr. Edgar does not work full-time for the Company, he does devote a significant portion of his time to the day-to-day affairs of, and plays a key policy-making role for, the Company.  For this reason, the Company views Mr. Edgar as one of its executive officers.
Also, the Board does not have a formal policy with respect to the consideration of diversity when assessing directors and directorial candidates but considers diversity as part of its overall assessment of the Board’s functioning and needs.
Board’s Role in Risk Oversight
Company management is charged with the day-to-day management of risks the Company faces.  However, the Board, directly and through its committees, is actively involved in the oversight of the Company’s risk management policies.  The Audit Committee is charged with overseeing enterprise risk management generally and with reviewing and discussing with management the Company’s major risk exposures (whether financial, operating or otherwise) and the steps that management takes to monitor, control and manage these exposures, including the Company’s risk assessment and risk management guidelines and policies.  The Audit Committee reports to the Board regarding the foregoing matters, and the Board ultimately approves any changes in corporate policies, including those pertaining to risk management.  Additionally, the Compensation Committee of the Board (the “Compensation Committee”) oversees the Company’s compensation policies generally, in part to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company.  The Audit Committee and the Compensation Committee correspond with, and report to, management and the Board.

Meetings of the Board and Committees
Board of Directors
The Board held 15 meetings during the fiscal year ended October 31, 2018, and three additional meetings during the current fiscal year.  Such meetings consisted of both actions taken by the unanimous written consent of the directors and live meetings at which the directors were present in person or by telephone.  All of the Company’s directors attended at least 75% of the Board meetings conducted during the fiscal year ended October 31, 2018.  The Company does not have a formal policy with regard to Board members’ attendance at annual meetings but encourages them to attend meetings of shareholders.  Mr. Edgar and Mr. Barry attended last year’s annual meeting of shareholders.
Audit Committee
The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The following persons currently serve on our Audit Committee: Daniel Kunz and John McClintock.  Messrs. Kunz and McClintock are considered “independent” under Rule 10A-3 of the Exchange Act.  Mr. Kunz is the “financial expert” for the Audit Committee.
The Audit Committee held seven meetings during the fiscal year ended October 31, 2018, and has held two meetings during the current fiscal year.  Messrs. Kunz and McClintock attended all of the meetings in person or by telephone.  On May 1, 2006, the Board adopted a written charter for the Audit Committee, which was amended on February 14, 2012 and February 22, 2017. The Audit Committee charter is available on our website at www.silverbullresources.com.  The composition of the Audit Committee following the Meeting will be determined by the Board after the Meeting, but it is anticipated that Messrs. Kunz and McClintock will serve on the Audit Committee.
Compensation Committee
The Company’s Compensation Committee currently consists of John McClintock and Daniel Kunz, each of whom is considered “independent” under Section 311 of the TSX Company Manual.  The Compensation Committee held five meetings during the fiscal year ended October 31, 2018 and has held two meetings during the current fiscal year.  The composition of the Compensation Committee following the Meeting will be determined by the Board after the Meeting, but it is anticipated that Messrs. McClintock and Kunz will serve on the Compensation Committee.
Duties of the Compensation Committee include reviewing and making recommendations regarding compensation of executive officers and determining the need for and the appropriateness of employment agreements for senior executives.  This includes the responsibility (i) to determine, review and approve on an annual basis the corporate goals and objectives with respect to compensation for the senior executives; and (ii) to evaluate at least once a year the performance of the senior executives in light of the established goals and objectives and, based upon these evaluations, to determine the annual compensation for each, including salary, bonus, incentive and equity compensation.  The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee in its sole discretion deems appropriate.  The Compensation Committee may also invite the executive officers and other members of management to participate in its deliberations, or to provide information to the Compensation Committee for its consideration with respect to such deliberations, except that the Chief Executive Officer may not be present for the deliberation of or the voting on compensation for the Chief Executive Officer.  The Chief Executive Officer may, however, be present for the deliberation of or the voting on compensation for any other officer.
The Compensation Committee also has the authority and responsibility (i) to review the fees paid to independent directors for service on the Board and its committees, and make recommendations to the Board with respect thereto (however, disinterested members of the Board ultimately determine the fees paid to the independent directors); and (ii) to review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board as needed.
The Compensation Committee is authorized to delegate any of its responsibilities to a subcommittee as the Compensation Committee deems appropriate.  The Compensation Committee’s charter was adopted by the Board on May 1, 2006 and amended on December 5, 2006, February 22, 2013, and February 22, 2017.  The charter is available on our website at www.silverbullresources.com.

Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee served as an employee of the Company during the fiscal year ended October 31, 2018 (or subsequently).  No current member of our Compensation Committee formerly served as an officer of the Company, and none of the current members of the Compensation Committee has entered into a transaction with the Company in which he had a direct or indirect interest that is required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.  During the past year, no executive officer of the Company served as a director or on the compensation committee of another entity whose executive officer also served on the Company’s Board or Compensation Committee.
Corporate Governance and Nominating Committee
The Company’s Corporate Governance and Nominating Committee currently consists of Daniel Kunz and John McClintock, each of whom is considered “independent” under Section 311 of the TSX Company Manual.  The future composition of the Corporate Governance and Nominating Committee will be determined after the Meeting, but it is anticipated that Messrs. Kunz and McClintock will serve on the Corporate Governance and Nominating Committee.  Duties of the Corporate Governance and Nominating Committee include oversight of the process by which individuals may be nominated to our Board.  Our Corporate Governance and Nominating Committee’s charter was adopted by the Board on May 1, 2006 and amended on July 7, 2006, February 22, 2013, and February 22, 2017 and is available on our website at www.silverbullresources.com.
The functions performed by the Corporate Governance and Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees.  In making nominations, our Corporate Governance and Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company’s shareholders.
The Corporate Governance and Nominating Committee will consider nominees proposed by our shareholders.  To recommend a prospective nominee for the Corporate Governance and Nominating Committee’s consideration, you may submit the candidate’s name by delivering notice in writing, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Governance and Nominating Committee, or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Governance and Nominating Committee.
A shareholder nomination submitted to the Corporate Governance and Nominating Committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company by the date mentioned in the most recent proxy statement under the heading “Shareholder Proposals,” as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:
(i)	The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation.
(ii)
The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly.

(iii)
The name, address, telephone number, fax number and e-mail address of the person being recommended to the Corporate Governance and Nominating Committee to stand for election at the next annual meeting (the “proposed nominee”) together with information regarding such person’s education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years and other relevant information.

(iv)	Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K.
(v)
Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of SEC Regulation S-K).

(vi)	Information regarding the share ownership of the proposed nominee required by Item 403 of SEC Regulation S-K.
(vii)	Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of SEC Regulation S-K.
(viii)
The signed consent of the proposed nominee in which he or she (1) consents to being nominated as a director of the Company if selected by the Corporate Governance and Nominating Committee; (2) states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement; (3) states whether the proposed nominee is “independent” as defined by applicable laws; and (4) attests to the accuracy of the information submitted pursuant to paragraphs (i) through (vii) above.

Although the information may be submitted by fax, e-mail, mail or courier, the Corporate Governance and Nominating Committee must receive the proposed nominee’s signed consent, in original form, within ten days of the nomination having been made.
When the information required above has been received, the Corporate Governance and Nominating Committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs. No shareholder nominations were received in connection with the Meeting.
The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director.  The Corporate Governance and Nominating Committee will:
(1)
Establish criteria for selection of potential directors, taking into consideration the following attributes that are desirable for a member of our Board: leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge and diversity of viewpoints.  The Corporate Governance and Nominating Committee will periodically assess the criteria to ensure that they are consistent with best practices and the goals of the Company;

(2)
Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership; and

(3)
Receive and evaluate nominations for Board membership that are recommended by existing directors, corporate officers or shareholders in accordance with policies set by the Corporate Governance and Nominating Committee and applicable laws.

The Corporate Governance and Nominating Committee held one telephonic meeting during the fiscal year ended October 31, 2018 and has held one telephonic meeting during the current fiscal year.  The Corporate Governance and Nominating Committee has nominated Brian Edgar, Timothy Barry, John McClintock and Daniel Kunz to stand for re-election at the Meeting.  The Company has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.
Shareholder Communication with the Board
The Company values the views of its shareholders (current and future shareholders, employees and others).  Accordingly, the Board established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to the Board or to the Company’s non-management directors.  Any shareholder who wishes to communicate with the Board or the Company’s non-management directors may write, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Audit Committee Chair, or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Audit Committee Chair.
The chair of the Audit Committee is the Board Communications Designee.  He will review all communications and report on the communications to the chair of the Corporate Governance and Nominating Committee, the full Board or the Company’s non-management directors as appropriate.  The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source.

EXECUTIVE COMPENSATION
Compensation and Other Benefits of Named Executive Officers
The following table sets out the compensation received for the fiscal years ended October 31, 2018, 2017, and 2016 in respect to each of named executive officers.
SUMMARY COMPENSATION TABLE
Name and Principal Position	Fiscal Year	Salary ($) (1)	Non-Equity Incentive Plan Compensation (1)	Stock Awards ($)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Current Named Executive Officers
Timothy T. Barry (3) Chief Executive Officer, President and Director	2018 2017 2016	175,582 167,533 142,942	52,828 23,268 18,641	– – –	108,668 57,281 28,043	– – –	337,078 248,082 189,626
Sean C. Fallis (4) Chief Financial Officer	2018 2017 2016	145,526 139,611 119,119	44,023 19,390 15,534	– – –	103,234 54,791 26,823	– – –	292,783 213,792 161,476
Brian D. Edgar (5) Chairman and Director	2018 2017 2016	68,483 69,805 58,720	20,000 – –	– – –	103,234 54,791 26,823	– – –	191,717 124,596 85,543

(1)	All 2016, 2017, and 2018 CDN$ amounts have been converted to US$ using the CDN$/US$ exchange rate as of October 31, 2016, 2017, and 2018, respectively.
(2)
Amounts represent the calculated fair value of stock options granted to the named executive officers based on provisions of the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 718-10, Stock Compensation.  See Note 9 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2018 for a discussion regarding assumptions used to calculate fair value under the Black–Scholes valuation model.

(3)
Mr. Barry was appointed as Vice President – Exploration on September 1, 2010, and then as our President and Chief Executive Officer on February 25, 2011.  On February 26, 2013, Silver Bull entered into an amended and restated employment agreement with Mr. Barry that provides for an annual base salary of CDN$216,000 and that he is eligible to receive an annual bonus at the discretion of the Board.  The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances.  On February 23, 2016, Mr. Barry’s employment agreement was amended to reduce his annual base salary by 30% to CDN$151,200 effective as of January 16, 2016.  On June 24, 2016, Mr. Barry’s employment agreement was amended to increase his annual base salary to CDN$216,000 annually effective as of June 1, 2016.  On August 28, 2018, Mr. Barry’s employment was further amended (i) to increase his annual base salary to CDN$275,000 effective as of August 1, 2018, (ii) to make him eligible to receive an annual bonus upon attaining certain performance criteria set by the Board, and (iii) to revise the “Change of Control” definition to include transactions in which (A) the Company consummates a consolidation or merger in which the shareholders of the Company immediately prior to the transaction own less than 80% of the outstanding voting power of the Company following the transaction, and (B) the Company’s Chief Executive Officer resigns or is terminated as a result of such transaction.  For fiscal year 2018, Mr. Barry was paid an aggregate bonus of $52,828, which includes a special bonus of $30,000.

(4)
Mr. Fallis was appointed as the Company’s Chief Financial Officer on April 15, 2011.  From February 7, 2011 to April 14, 2011, he served as our Vice President – Finance.  On February 26, 2013, Silver Bull entered into an amended and restated employment agreement with Mr. Fallis that provides for an annual base salary effective as of March 1, 2013 of CDN$180,000 and that he is eligible to receive an annual bonus at the discretion of the Board.  The agreement was amended on February 26, 2015 and June 4, 2015 to modify the severance amount payable in certain circumstances.  The agreement was amended again on February 23, 2016 to reduce his annual base salary by 30% to CDN$126,000 effective as of January 16, 2016.  On June 24, 2016, Mr. Fallis’ employment agreement was amended to increase his annual base salary to CDN$180,000 effective as of June 1, 2016.  On August 28, 2018, Mr. Fallis’ employment was further amended (i) to increase his annual base salary to CDN$225,000 effective as of August 1, 2018, (ii) to make him eligible to receive an annual bonus upon attaining certain performance criteria set by the Board, and (iii) to revise the “Change of Control” to expand the list of qualifying transactions, as described above.  For fiscal year 2018, Mr. Fallis was paid an aggregate bonus of $44,023, which includes a special bonus of $25,000.

(5)
On February 26, 2013, Silver Bull entered into an amended and restated employment agreement with Mr. Edgar that provides for an annual base salary of CDN$90,000 and that he is eligible to receive an annual bonus at the discretion of the Board.  The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances.  The agreement was amended again on February 23, 2016 to reduce his annual base salary by 30% to CDN$63,000 effective as of January 16, 2016.  On June 24, 2016, Mr. Edgar’s employment agreement was amended to increase his annual base salary to CDN$90,000 effective as of June 1, 2016.  On August 28, 2018, Mr. Edgar’s employment was further amended to revise the “Change of Control” to expand the list of qualifying transactions, as described above.  For fiscal year 2018, Mr. Edgar was paid a special bonus of $20,000.

COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis describes the material elements of compensation for the executive officers identified in the Summary Compensation Table contained above (collectively, the “named executive officers”).
The Compensation Committee reviews and approves the total direct compensation packages for each of our executive officers.  Notably, the salary and other benefits payable to those persons who served as our named executive officers during the fiscal year ended October 31, 2018 are set forth in employment agreements which are discussed below.  Stock option grants, as applicable to the named executive officers, are reviewed by the Compensation Committee and approved by the Board.  The Compensation Committee has not engaged the services of or paid a fee to any compensation consultant or other third party to evaluate or assist with the evaluation of the Company’s compensation arrangements.
The principle objectives that guide the Compensation Committee in its deliberations regarding executive compensation matters include:
•	attracting and retaining highly qualified executives who share our Company values and commitment;
•	providing executives a compensation package that is fair and competitive, with contractual terms that offer them reasonable security; and
•
motivating executives to provide excellent leadership and achieve Company goals by linking short-term and long-term incentives to the achievement of business objectives, thereby aligning the interests of executives and shareholders.

The primary elements of compensation to our named executive officers are cash compensation and equity compensation in the form of stock option grants, each of which is further described below.
In April 2011, our shareholders recommended, in a non-binding vote, that shareholder advisory votes on the compensation of our executive officers, commonly referred to as a “say-on-pay” vote, be held every three years.  Approximately 57% of the votes cast were voted in favor of a three-year frequency.  Accordingly, the Board adopted the shareholders’ recommendation to hold the say-on-pay vote every three years.  In April 2014, we held a shareholder advisory vote on the compensation of our named executive officers, and our shareholders overwhelmingly approved the compensation of our named executive officers, with over 95% of shareholder votes cast in favor of our say-on-pay resolution.  In April 2017, our shareholders recommended, in a non-binding say-on-pay frequency vote, that shareholder advisory votes on the compensation of our executive officers be held every year.  Approximately 50% of the votes cast were voted in favor of a one-year frequency.  Accordingly, the Board adopted the shareholders’ recommendation to hold the say-on-pay vote every year.  In each of April 2017 and April 2018, we held a shareholder say-on-pay advisory vote in which our shareholders overwhelmingly approved the compensation of our named executive officers, with approximately 92% and 93%, respectively, of shareholder votes cast in favor of our say-on-pay resolution.
As we evaluated our compensation practices for the calendar years 2018 and 2019, we were mindful of the strong support our shareholders expressed for our philosophy of linking compensation to our operating objectives and the enhancement of shareholder value. As a result, our Compensation Committee decided to retain our general approach to executive compensation, with an emphasis on short- and long-term incentive compensation that rewards our executives when they deliver value for our shareholders during 2019. We are submitting the compensation of our named executive officers to an advisory vote this year as described more fully below under “Proposal Four.”
The Compensation Committee evaluates executive performance and makes salary adjustments, discretionary bonus determinations and equity awards.  In February 2019, the Compensation Committee approved bonus targets for our named executive officers.

For fiscal year 2018, Mr. Barry was paid an aggregate bonus of $52,828, which includes (i) a portion of the CDN$30,000 bonus paid for calendar year 2018 performance and a portion of the CDN$30,000 bonus paid for calendar year 2017 performance and (ii) a special bonus of $30,000.  The Compensation Committee approved a 2019 bonus target for Mr. Barry of CDN$35,000.  The amount of 2019 bonus to be awarded to Mr. Barry will be determined by the Compensation Committee in December 2019 or early 2020 based on certain criteria for 2019 recommended by the Compensation Committee and approved by the Board.
For fiscal year 2018, Mr. Fallis was paid a bonus of $44,023, which includes (i) a portion of the CDN$25,000 bonus paid for calendar year 2018 performance and a portion of the CDN$25,000 bonus paid for calendar year 2017 performance and (ii) a special bonus of $25,000.  The Compensation Committee approved a 2019 bonus target for Mr. Fallis of CDN$30,000.  The amount of 2019 bonus to be awarded to Mr. Fallis will be determined by the Compensation Committee in December 2019 or early 2020 based on certain performance criteria for 2019 recommended by the Compensation Committee and approved by the Board.
For fiscal year 2018, Mr. Edgar was paid a special bonus of $20,000.  No 2019 bonus target was approved for Mr. Edgar.  Any bonus for Mr. Edgar’s 2019 performance will be determined by the Compensation Committee in its sole discretion.
Cash Compensation Payable to our Named Executive Officers
Our named executive officers receive a base salary payable in accordance with our normal payroll practices.  The base salaries of our executive officers are set forth in employment agreements between the Company and each officer.  Based on the Compensation Committee’s knowledge of the industry and size and financial resources of the Company, the Compensation Committee believes that the base salaries of the Company’s executive officers are competitive with those that are received by comparable officers with comparable responsibilities in similar companies.
When the Compensation Committee considers total cash compensation for our named executive officers, it does so by evaluating their responsibilities, experience and the competitive marketplace.  Specifically, the Compensation Committee considers the following factors:
•	the executive’s leadership and operational performance and potential to enhance long-term value to the Company’s shareholders;
•	the Company’s financial resources;
•	performance compared to the financial, operational and strategic goals established for the Company;
•	the nature, scope and level of the executive’s responsibilities;
•	competitive market compensation paid by other companies for similar positions, experience and performance levels; and
•	the executive’s current salary, and the appropriate balance between incentives for long-term and short-term performance.
Historically, the Company has entered into employment agreements with its executive officers that provide for a base salary and other benefits.
Option Grants to our Named Executive Officers
We have granted stock options to our named executive officers.  Historically, options were granted to officers on or about the time of their initial appointment.  We also may make additional awards to our executive officers at the discretion of the Board.  Options granted to our executive officers generally vest over a period of two years from the date of grant, subject to acceleration in certain circumstances, including upon a change of control.  These option grants are intended to provide incentives to our officers who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it.  We believe that option grants also help to align the interests of our management and employees with the interests of shareholders.  Further, we believe that these option grants serve as additional incentive for our officers and that the achievement of these objectives will help our performance.  The amount of the option grant to each executive officer is intended, in conjunction with cash salary and bonus amounts, to provide aggregate compensation that is competitive with amounts received by similarly experienced officers of comparable companies.

Employment Agreements with our Named Executive Officers
Historically, the Company has entered into employment agreements with its named executive officers.  Each of our executive officers is paid a salary for his services and has been granted stock options in consideration for his services.  When the Compensation Committee considers salaries for our executives, it does so by evaluating their responsibilities, experience, the competitive marketplace and our financial resources and projections.  Pursuant to its charter, the Compensation Committee reviews and approves the terms of the compensation granted and awarded to our named executive officers.
Timothy T. Barry
On February 26, 2013, Mr. Barry entered into an amended and restated employment agreement with the Company that provided for a base salary of CDN$18,000 per month (CDN$216,000 per year) and that he be eligible to receive an annual bonus at the discretion of the Board.  The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances.  On February 23, 2016, Mr. Barry’s employment agreement was amended to reduce his salary by 30% to CDN$12,600 per month (CDN$151,200 per year) effective as of January 16, 2016.  Mr. Barry’s employment agreement was again amended on June 24, 2016 to reinstate his base salary of CDN$18,000 per month (CDN$216,000 per year) effective as of June 1, 2016.  On August 28, 2018, Mr. Barry’s employment was further amended (i) to increase his annual base salary to CDN$275,000 effective as of August 1, 2018, (ii) to make him eligible to receive an annual bonus upon attaining certain performance criteria set by the Board, and (iii) to revise the “Change of Control” definition to include transactions in which (A) the Company consummates a consolidation or merger in which the shareholders of the Company immediately prior to the transaction own less than 80% of the outstanding voting power of the Company following the transaction, and (B) the Company’s Chief Executive Officer resigns or is terminated as a result of such transaction.  According to the severance terms of the employment agreement, upon termination of employment by the Company, Mr. Barry is entitled to receive a lump-sum severance payment equal to CDN$275,000 if Mr. Barry is terminated without cause.  However, upon a change of control (which is defined in the employment agreement), Mr. Barry is entitled to receive a lump-sum severance payment equal to CDN$550,000 plus the previous year’s bonus if Mr. Barry or the Company terminates his employment within three months of such change of control.
Under his employment agreement, Mr. Barry will also be subject to a non-compete provision for six (6) months following termination of his employment for any reason; provided, however, that the non-compete provision shall not apply if the Company terminates his employment following a change of control.
Sean C. Fallis
On February 26, 2013, Mr. Fallis entered into an amended and restated employment agreement with the Company that increased his annual base salary to CDN$15,000 per month (CDN$180,000 per year) effective as of March 1, 2013 and that provided that he be eligible to receive an annual bonus at the discretion of the Board.  On February 26, 2015 and June 4, 2015, the agreement was amended to modify the severance amount payable in certain circumstances.  On February 23, 2016, Mr. Fallis’ employment agreement was further amended to reduce his salary by 30% to CDN$10,500 per month (CDN$126,000 per year) effective as of January 16, 2016.  Mr. Fallis’ employment agreement was again amended on June 24, 2016 to reinstate his base salary of CDN$15,000 per month (CDN$180,000 per year) effective as of June 1, 2016.  On August 28, 2018, Mr. Fallis’ employment was further amended (i) to increase his annual base salary to CDN$225,000 effective as of August 1, 2018, (ii) to make him eligible to receive an annual bonus upon attaining certain performance criteria set by the Board, and (iii) to revise the “Change of Control” to expand the list of qualifying transactions, as described above.  Under the employment agreement, Mr. Fallis is entitled to receive a lump-sum severance payment equal to CDN$225,000 if Mr. Fallis is terminated without cause.  However, upon a change of control (which is defined in the employment agreement), Mr. Fallis is entitled to receive a lump-sum severance payment equal to CDN$450,000 plus the previous year’s bonus if Mr. Fallis or the Company terminates his employment within three months of such change of control.
Under his employment agreement, Mr. Fallis will also be subject to a non-compete provision for six (6) months following termination of his employment for any reason; provided, however, that the non-compete provision shall not apply if the Company terminates his employment following a change of control.

Brian D. Edgar
On February 26, 2013, Mr. Edgar entered into an amended and restated employment agreement with the Company, pursuant to which he receives a base salary of CDN$7,500 per month (CDN$90,000 per year).  The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances.  On February 23, 2016, Mr. Edgar’s employment agreement was further amended to reduce his salary by 30% to CDN$5,250 per month (CDN$63,000 per year) effective as of January 16, 2016.  Mr. Edgar’s employment agreement was again amended on June 24, 2016 to reinstate his base salary of CDN$7,500 per month (CDN$90,000 per year) effective as of June 1, 2016.  On August 28, 2018, Mr. Edgar’s employment was further amended to revise the “Change of Control” to expand the list of qualifying transactions, as described above.  Mr. Edgar is eligible to receive an annual bonus for prior calendar year service at the discretion of the Board.  Although Mr. Edgar holds the title of Chairman, because he dedicates a significant portion of his time to the day-to-day affairs of the Company and continues to have a key role in policy-making for the Company, the Company views Mr. Edgar as one of its named executive officers.
According to the severance terms of the employment agreement, upon termination of employment by the Company without cause, Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$90,000.  However, upon a change of control (which is defined in the employment agreement), Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$180,000 plus the previous year’s bonus if Mr. Edgar or the Company terminates his employment within three months of such change of control.
Under his employment agreement, Mr. Edgar will also be subject to a non-compete provision for six (6) months following termination of his employment for any reason; provided, however, that the non-compete provision shall not apply if the Company terminates his employment following a change of control.
Potential Payments Upon Termination or Change of Control
The following table shows the potential payments upon termination of employment of our executive officers as of October 31, 2018.  For the purposes of this table, it is assumed that the terminated employee receives the maximum payment under his employment agreement with the Company, and, in the case of a change of control, that each officer’s employment is terminated, either by the officer or by the Company, within three months following the change of control.  For purposes of the officers’ employment agreements, “Change of Control” means the occurrence of one or more of the following events:
(i)	a sale, lease or other disposition of all or substantially all of the assets of the Company;
(ii)
a consolidation or merger of the Company with or into any other corporation or other entity or person (or any other corporate reorganization) in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization;

(iii)
a transaction or series of related transactions pursuant to which any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors; or

(iv)
a transaction or series of transactions pursuant to which (A) (i) any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors or securities of the Company that, upon conversion or exchange of such securities, would represent at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors, or (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person (or any other corporate reorganization) in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than eighty percent (80%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization and (B) in connection with or as a result of such transaction or series of transactions, either (i) one-half (or more) of the members of the Board resign or are replaced with nominees designated by such person, entity or group or (ii) the chief executive officer of the Company resigns or is terminated as a result of such transaction or series of transactions.

Name	Termination Event	Cash Severance Payment ($) (1)	Accelerated Vesting ($) (2)	Total ($)
Timothy T. Barry (3)	For Cause:	–	–	–
	Without Cause:	209,253	–	209,253
	Change of Control:	418,506	27,583	446,089
Sean C. Fallis (4)	For Cause:	–	–	–
	Without Cause:	171,207	–	171,207
	Change of Control:	342,414	26,252	368,666
Brian D. Edgar (5)	For Cause:	–	–	–
	Without Cause:	68,483	–	68,483
	Change of Control:	136,965	26,252	163,217

(1)	CDN$ amounts have been converted to US$ using the CDN$/US$ exchange rate as of October 31, 2018.

(2)
Options to purchase Common Stock vest in equal installments annually over one to two years from the date of grant, subject to acceleration in certain circumstances, including upon a change of control.  The value of the vesting acceleration was calculated by multiplying the number of unvested in-the-money options as of October 31, 2018 by the spread between the closing price of our Common Stock on October 31, 2018 and the exercise price of such unvested options.

(3)
In February 2013, Mr. Barry’s employment agreement was amended to increase the amount payable upon a change of control from CDN$216,000, plus prior year’s bonus, to CDN$432,000, plus prior year’s bonus.  In August 2018, Mr. Barry’s employment agreement was further amended (i) to increase the amount payable upon a change of control from CDN$432,000, plus prior year’s bonus, to CDN$550,000, plus prior year’s bonus, and (ii) to increase the amount payable upon termination without cause from CDN$216,000 to CDN $275,000.

(4)
In February 2013, Mr. Fallis’ employment agreement was amended to increase the amount payable upon a change of control from CDN$180,000, plus prior year’s bonus, to CDN$360,000, plus prior year’s bonus.  In February 2015, Mr. Fallis’ employment agreement was amended to increase the amount payable upon termination without cause from CDN$90,000 to CDN$180,000. In August 2018, Mr. Fallis’ employment agreement was further amended (i) to increase the amount payable upon a change of control from CDN$360,000, plus prior year’s bonus, to CDN$450,000, plus prior year’s bonus, and (ii) to increase the amount payable upon termination without cause from CDN$180,000 to CDN$225,000.

(5)
In February 2013, Mr. Edgar’s employment agreement was amended to increase the amount payable upon a change of control from CDN$90,000, plus prior year’s bonus, to CDN$180,000, plus prior year’s bonus.

Stock Option, Stock Awards and Equity Incentive Plans
As of October 31, 2018, we had one active equity compensation plan, the 2010 Stock Option and Stock Bonus Plan, as amended (the “2010 Plan”).  The term of the 2010 expires on or around December 22, 2019.  In order to be able to continue to offer a competitive equity incentive program to our current and future employees, directors and consultants, the Board approved on February 22, 2019 a new equity incentive compensation plan entitled the Silver Bull Resources, Inc. 2019 Stock Option and Stock Bonus Plan, to be effective upon shareholder approval at the Meeting.  The Board also recommended that the Company’s shareholders approve and adopt the 2019 Plan at the Annual Meeting.  See “Proposal Two: Approval and Adoption of the Company’s 2019 Stock Option and Stock Bonus Plan” below for more information on the 2019 Plan.
Adoption and Approval
The 2010 Plan was adopted by the Board on December 22, 2009 and approved by the shareholders on April 15, 2010.  At the 2016 annual meeting of shareholders, the Company’s shareholders approved an amendment to the 2010 Plan that fixed a maximum number of bonus shares issuable under the 2010 Plan to 800,000 on an annual basis, and the grant of such entitlements until April 20, 2019.
Eligibility and Reservation of Shares
Under the 2010 Plan, the Company may grant incentive options or stock bonuses to employees (including officers), consultants and directors (whether or not they are employees) of the Company or its present or future divisions, affiliates and subsidiaries (together, “Eligible Persons”).
Subject to certain limitations set forth under the 2010 Plan, options and bonuses may be granted to Eligible Persons, which Eligible Persons will be eligible to receive more than one grant of an option or bonus during the term of the 2010 Plan.
The maximum number of shares issuable upon exercise of options and pursuant to bonuses under the 2010 Plan will not exceed the lower of (i) 30,000,000 shares or (ii) 10% of the total shares outstanding, subject to adjustments as provided under the 2010 Plan.
As of the date of the Proxy Statement, a total of 23,586,821 shares are issuable under the 2010 Plan, and a total of 18,766,666 options are outstanding under the 2010 Plan, which underlying shares issuable upon the exercise of such options represent approximately 7.96% of the total shares issued and outstanding as of the date of the Proxy Statement.  As of the date of the Proxy Statement, a total of 676,666 options have been exercised or forfeited in cashless option exercises under the 2010 Plan.  Therefore, as of the date of the Proxy Statement, a total of 4,143,489 shares remain available for issuance for awards under the 2010 Plan.
The 2010 Plan does not contain a limit on the percentage of securities available to insiders of the Company, nor the number of securities any one person or company is entitled to receive thereunder.
Exercise Price
Options granted under the 2010 Plan shall have an exercise price that will not be less than 100% of the “Fair Market Value” on the date of grant, which is defined as the last sale price of the Company’s shares as reported on the national securities exchange on which the stock is principally traded on the date of the grant, or if such date was not a trading date, on the trading date immediately preceding such date.  Because the Company’s shares of Common Stock currently trade on the OTCQB marketplace, the TSX has advised that it will require the calculation of Fair Market Value to be determined solely on the basis of TSX trading data.
With respect to any incentive stock options granted to a person owning more than 10% of the total voting securities of the Company, the exercise price of such incentive stock options will be at a price of no less than 110% of the Fair Market Value per share on the date of grant.

The exercise price will be paid in cash, in shares of the Company having a Fair Market Value equal to such exercise price or in property, or in a combination of cash, shares and property and, subject to approval of the Compensation Committee, may be effected in whole or in part with funds received from the Company at the time of exercise as a compensatory cash payment.
Vesting and Term
Options granted under the 2010 Plan typically have a graded vesting schedule over approximately one to two years and have a contractual term of two to five years, subject to acceleration in certain circumstances, including upon a change of control.
The exercise period of any option must not exceed 10 years from the date of the grant.  For incentive stock options granted to a person owning more than 10% of the total voting securities of the Company, the term must not exceed five years.
Cessation of Entitlement
Unless otherwise provided in the option agreement between the Company and the optionee, if the optionee ceases to be an employee, officer, director or consultant of the Company, other than by reason of death, disability or retirement, all vested and unexercised options granted thereunder to such optionee will terminate three months following the date the optionee ceases to hold such office or directorship and will terminate upon the date of termination of employment or other relationship if the optionee is discharged for cause.  Options granted, whether or not otherwise exercisable, will be exercisable within one year after the date of death, disability or retirement of the optionee, or the end of the original terms if earlier.  Unvested options expire immediately upon the date the optionee ceases to be an employee, officer, director or consultant of the Company, including by death or disability.
Assignment
Options granted pursuant to the 2010 Plan are not assignable other than by will or applicable laws of descent and distribution or, with respect to any non-qualified stock options as described under the 2010 Plan, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder.
Amendment Provisions
Subject to the policies, rules and regulations of any lawful authority having jurisdiction, including any exchange with which the shares of the Company are listed for trading, the Board may at any time, without further action by the shareholders:
(a)
amend the 2010 Plan or any option granted thereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that options granted thereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any option holders may from time to time be a resident or citizen; or

(b)	terminate the 2010 Plan;
provided, however, that any amendment that would:
(a)	materially increase the number of securities issuable under the 2010 Plan to persons who are subject to Section 16(a) of the Exchange Act;
(b)	grant eligibility to a class of persons who are subject to Section 16(a) of the Exchange Act and are not included within the terms of the 2010 Plan prior to the amendment;
(c)	materially increase the benefits accruing to persons who are subject to Section 16(a) of the Exchange Act under the 2010 Plan; or
(d)
require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Company’s securities then may be listed, the Internal Revenue Code or any other applicable law will be subject to the approval of the shareholders of the Company.
Notwithstanding the above, any increase or modification that may result from certain adjustments authorized under the 2010 Plan or which are required for compliance with the Exchange Act, the Internal Revenue Code, ERISA, their rules or other laws or judicial order, will not require shareholder approval.
The following table sets forth the outstanding equity awards for each named executive officer at October 31, 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Underlying Unexercised		Option		Option
	Options		Exercise		Expiration
	Exercisable	Unexercisable	Price		Date
Current Named Executive Officers
Timothy T. Barry (1)	700,000	–	$0.26		9/3/2019
Chief Executive Officer, President	1,150,000	–	$0.06	(2)	2/22/2021
and Director	766,667	383,333	$0.09	(3)	4/5/2022
	666,666	1,333,334	$0.10	(4)	9/18/2023
Sean C. Fallis (1)	600,000	–	$0.26		9/3/2019
Chief Financial Officer	1,100,000	–	$0.06	(2)	2/22/2021
	733,333	366,667	$0.09	(3)	4/5/2022
	633,333	1,266,667	$0.10	(4)	9/18/2023
Brian D. Edgar (5)	650,000	–	$0.26		9/3/2019
Chairman and Director	1,100,000	–	$0.06	(2)	2/22/2021
	733,333	366,667	$0.09	(3)	4/5/2022
	633,333	1,266,667	$0.10	(4)	9/18/2023

(1)	Options vest in three equal installments: one-third on the grant date, one-third on the first anniversary of the grant date and one-third on the second anniversary of the grant date.
(2)	Exercise price of CDN$0.075 was converted based on the foreign currency exchange rate as of February 23, 2016 (CDN$1.00 = US$0.7277).
(3)	Exercise price of CDN$0.125 was converted based on the foreign currency exchange rate as of April 6, 2017 (CDN$1.00 = US$0.7458).
(4)	Exercise price of CDN$0.130 was converted based on the foreign currency exchange rate as of September 19, 2018 (CDN$1.00 = US$0.7721).
(5)
The options expiring on September 3, 2019 vest in two equal installments: one-half on the grant date and one-half on the first anniversary of the grant date.  The options expiring on February 22, 2021, April 5, 2022 and September 18, 2023 vest in three equal installments: one-third on the grant date, one-third on the first anniversary of the grant date and one-third on the second anniversary of the grant date.

GRANTS OF PLAN-BASED AWARDS
The following table summarizes grants of awards to our executive officers during the fiscal year ended October 31, 2018 and possible future payouts pursuant to those awards.
					All Other Option Awards
	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				Number of Shares Underlying	Exercise or Base Price of Option	Grant Date Fair Value
Current Named Executive Officers	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Options (2) (#)	Awards ($/Sh) (3)	of Option Awards ($)
Timothy T. Barry Chief Executive Officer, President and Director	9/19/2018	–	–	–	2,000,000	$0.10	$108,668
Sean C. Fallis Chief Financial Officer	9/19/2018	–	–	–	1,900,000	$0.10	$103,234
Brian D. Edgar Chairman and Director	9/19/2018	–	–	–	1,900,000	$0.10	$103,234

(1)
Includes amounts that may be payable as cash bonuses as described in “Compensation Discussion and Analysis – Employment Agreements with our Named Executive Officers” granted under the executive officers’ employment agreements.

(2)
These options are described in “Compensation Discussion and Analysis – Option Grants to our Named Executive Officers” and in the “Compensation Discussion and Analysis – Outstanding Equity Awards at Fiscal Year-End” table.

(3)	Exercise price of CDN$0.130 was converted based on the foreign currency exchange rate as of September 19, 2018 (CDN$1.00 = US$0.7721).

Securities Authorized for Issuance Under Equity Compensation Plan
As of October 31, 2018, we had one active, formal equity compensation plan, the 2010 Plan.  Under the 2010 Plan, the lesser of (i) 30,000,000 shares or (ii) 10% of the total shares outstanding will be reserved to be issued upon the exercise of options or the grant of stock bonuses.  As of October 31, 2018, there are 22,810,155 shares reserved for issuance under the 2010 Plan.  As of October 31, 2018, options to acquire 18,950,000 shares of Common Stock are outstanding pursuant to the 2010 Plan, and 3,860,155 shares remain available for issuance under the 2010 Plan.
The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under our compensation plans as of October 31, 2018.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	18,950,000	(1)	$0.11	3,860,155	(2)
Total	18,950,000		$0.11	3,860,155

(1)	Includes options to acquire 18,950,000 shares of Common Stock under the 2010 Plan.

(2)	Includes 3,850,155 shares of Common Stock available for issuance under the 2010 Plan.
Burn Rate
The annual burn rate for each security-based compensation arrangement for the three most recently completed financial years, expressed as a percentage and calculated by dividing the number of awards granted during the financial year by the weighted average number of shares outstanding for the financial year, is set forth in the following table:
	For the fiscal year ended October 31, (1)
Plan	2018	2017	2016
2010 Plan	3.89%	2.21%	2.46%

(1)
The annual burn rate is calculated as the number of securities granted under the arrangement during the applicable fiscal year divided by the weighted average number of securities outstanding for the applicable fiscal year.

Compensation of Directors
During the fiscal year ended October 31, 2018, the following persons served on the Board:

Brian D. Edgar (Chairman) (1)
Timothy T. Barry (2)
Daniel J. Kunz (3)
John A. McClintock (4)

_________________________

(1) Elected to the Board effective as of April 16, 2010.
(2) Elected to the Board effective as of March 2, 2011.
(3) Elected to the Board effective as of April 20, 2011.
(4) Elected to the Board effective as of February 22, 2012.

Independent Director Compensation Structure
In connection with their election at the Company’s last annual meeting of shareholders, the Board concluded that each of Messrs. McClintock and Kunz were independent.  The Board evaluates the independence of its members on an as-needed basis throughout the year and has not changed that assessment.  With respect to the nominees for election at the Meeting, the Board has concluded that each of Messrs. McClintock and Kunz is independent.
Each of the Company’s independent directors is compensated $20,000 per year, paid in quarterly installments, and issued additional stock option grants for his services.  In addition, the person serving as the Chair of the Company’s Audit Committee receives an annual cash fee of $6,000 (payable in quarterly installments), and its Compensation Committee Chair and its Corporate Governance and Nominating Committee Chair each receive an annual cash fee of $3,000 (payable in the same manner), in each case in consideration for its respective service as the chairs of such committees.
Chairman Compensation Structure
Effective as of April 16, 2010, Brian Edgar began serving as the Company’s Executive Chairman.  Effective as of September 2, 2011, the Company entered into an amended and restated employment agreement with Mr. Edgar.  Mr. Edgar was being compensated at the rate of CDN$7,500 per month (CDN$90,000 per year) and was eligible for an annual bonus at the discretion of the Board.  On February 26, 2013, Mr. Edgar entered into another amended and restated employment agreement, which was amended on June 4, 2015 to modify the severance amount payable in certain circumstances.  On February 23, 2016, Mr. Edgar’s employment agreement was further amended to reduce his salary by 30% to CDN$5,250 per month (CDN$63,000 per year).  His employment agreement was again amended on June 24, 2016 to reinstate his base salary of CDN$7,500 per month (CDN$90,000 per year).  On August 28, 2018, Mr. Edgar’s employment was further amended to revise the “Change of Control” definition to include transactions in which (i) the Company consummates a consolidation or merger in which the shareholders of the Company immediately prior to the transaction own less than 80% of the outstanding voting power of the Company following the transaction, and (ii) the Company’s Chief Executive Officer resigns or is terminated as a result of such transaction.  Because the Company views Mr. Edgar as an executive officer, his compensation is shown above in the Summary Compensation Table rather than in the Director Compensation table below.  On January 9, 2012, the Company changed Mr. Edgar’s title to Chairman.
According to the severance terms of the of the employment agreement, upon termination of employment by the Company without cause, Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$90,000.  Upon a change of control (which is defined in the employment agreement), Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$180,000, plus the amount of the prior year’s bonus (if any) if Mr. Edgar or the Company terminates his employment within three (3) months of such change of control.
Director Compensation – Fiscal Year 2018
During the fiscal year ended October 31, 2018, the Company compensated the following directors, who are not named executive officers, for their services as directors as follows:
DIRECTOR COMPENSATION
Name	Fees earned or paid in cash ($)	Option awards ($) (1)	Total ($)
Daniel J. Kunz (2)	26,000	27,167	53,167
John A. McClintock (3)	26,000	27,167	53,167
_________________________

(1)
Amounts represent the calculated fair value of stock options granted to the named directors based on provisions of ASC 718-10, Stock Compensation.  See Note 9 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2018 for discussion regarding assumptions used to calculate fair value under the Black-Scholes valuation model.

(2)	Mr. Kunz was paid $26,000 during the fiscal year ended October 31, 2018, which includes $6,000 for serving as the Chair of the Audit Committee.
(3)
Mr. McClintock was paid $26,000 during the fiscal year ended October 31, 2018, which included $3,000 for serving as Chair of the Compensation Committee and $3,000 for serving as Chair of the Corporate Governance and Nominating Committee.

Re-pricing of Options
None.

INDEPENDENT PUBLIC ACCOUNTANTS
The Audit Committee has appointed and engaged Smythe to serve as our independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending October 31, 2019, and to perform other appropriate audit-related services.  Smythe began serving as the independent registered public accounting firm of the Company beginning on February 16, 2016.  We expect that a representative of Smythe will be present at the Meeting, will have the opportunity to make a statement if it desires to do so and will be available to respond to appropriate questions.
Audit Fees
During the fiscal year ended October 31, 2018, Smythe billed us aggregate fees and expenses in the amount of $56,318.  During the fiscal year ended October 31, 2017, Smythe billed us aggregate fees and expenses in the amount of $53,168.  These aggregate fees include professional services for the audit of our annual consolidated financial statements and the review of the unaudited interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and Registration Statements on Form S-1.
Audit-Related Fees
There were no audit-related fees billed by Smythe during the fiscal year ended October 31, 2018.  There were no audit-related fees billed by Smythe during the fiscal year ended October 31, 2017.
Tax Fees
There were no fees and expenses for tax services billed by Smythe during the fiscal year ended October 31, 2018.  There were no fees and expenses for tax services billed by Smythe during the fiscal year ended October 31, 2017.
All Other Fees
There were no other services provided by Smythe during the fiscal year ended October 31, 2018.  There were no other services provided by Smythe during the fiscal year ended October 31, 2017.
Audit Committee’s Pre-Approval Practice
Section 10A(i) of the Exchange Act prohibits our auditors from performing audit services for us as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.  The Audit Committee’s charter provides that the Audit Committee must:
•
preapprove all audit services that the auditor may provide to us or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by Section 10A(i)(1)(A) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002); and

•
preapprove all non-audit services (other than certain de minimis services described in Section 10A(i)(1)(B) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002)) that the auditors propose to provide to us or any of our subsidiaries.

The Audit Committee considers at each of its meetings whether to approve any audit services or non-audit services.  In some cases, management may present the request; in other cases, the auditors may present the request.

REPORT OF THE AUDIT COMMITTEE
To the Board of Directors of Silver Bull Resources, Inc.:
Management is responsible for our internal controls and the financial reporting process.  The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with U.S. generally accepted accounting principles and the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue an opinion on our consolidated financial statements.  Our responsibility is to monitor and oversee those processes.  We hereby report to the Board of Directors that, in connection with the consolidated financial statements for the fiscal year ended October 31, 2018, we have:
•	reviewed and discussed the audited consolidated financial statements with management and the independent accountants;
•
discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as modified by SAS 89 and SAS 90; and

•
received the written disclosures and the letter from the independent accountants required by PCAOB Rule 3526, as may be modified or supplemented, and discussed with the independent accountants the accountants’ independence.

Based on the discussions and our review described above, we recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended October 31, 2018 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2018, which is being provided with this Proxy Statement.
Respectfully submitted,
The Audit Committee of Silver Bull Resources, Inc.
Daniel J. Kunz, Chair
John A. McClintock

REPORT OF THE COMPENSATION COMMITTEE
To the Board of Directors of Silver Bull Resources, Inc.:
The Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report.
The Compensation Committee hereby reports to the Board of Directors that, in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2018, and this Proxy Statement, we have:
•	reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and
•
based on such review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2018 and this Proxy Statement on Schedule 14A.

Respectfully submitted,
The Compensation Committee of Silver Bull Resources, Inc.
John A. McClintock, Chair
Daniel J. Kunz

PROPOSAL ONE: ELECTION OF DIRECTORS
The Board is nominating four (4) directors for election to serve until the next annual meeting or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.
Nominees for Election of Directors
The persons named in the enclosed form of proxy will vote the shares represented by such proxy for the re-election of the four (4) nominees for director: Timothy Barry, Brian Edgar, Daniel Kunz and John McClintock.
If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion.  If re-elected, each of the above named directors will each hold office until their successors are duly elected and qualified at the next annual meeting of shareholders or until their earlier death, resignation or removal.
The Board recommends a vote “FOR” the election of Timothy Barry, Brian Edgar, Daniel Kunz and John McClintock.  Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board’s slate of nominees.  Neither management nor the Board is aware of any reason which would cause any nominee to be unavailable to serve as a director.
PROPOSAL TWO: APPROVAL AND ADOPTION OF
 THE COMPANY’S 2019 STOCK OPTION AND STOCK BONUS PLAN
On February 22, 2019, the Board approved a new equity incentive compensation plan entitled the Silver Bull Resources, Inc. 2019 Stock Option and Stock Bonus Plan, to be effective upon shareholder approval at the Meeting.  The Board also recommended that the Company’s shareholders approve and adopt the 2019 Plan at the Annual Meeting.
The key features of the 2019 Plan include the following:
•	A reserve of new shares of our Common Stock not exceed the lower of (i) 30,000,000 shares or (ii) 10% of the total shares outstanding at any point in time;
•	A term that expires on February 22, 2029;
•	Permitted awards include stock options (both incentive stock options and non-qualified stock options) and Common Stock bonuses; and
•	No excise tax gross-up on equity awards.
Reasons for Adopting the 2019 Plan
The Compensation Committee and the Board believe that we must continue to offer a competitive equity incentive program in order to successfully attract, retain and motivate the best employees, directors, and consultants, without whom we cannot execute on our business goals or deliver value to our shareholders.  Our 2010 Plan, which was most recently approved by shareholders in 2016, is the only equity incentive plan that we currently maintain.  However, the term of the 2010 Plan will expire on or around December 22, 2019, and the Company will no longer be able to grant awards under the 2010 Plan after such date.  Accordingly, we believe that we must adopt a new plan to address our future equity compensation needs for a meaningful period of time.  We believe strongly that adoption of the 2019 Plan will accomplish this objective.  If the shareholders fail to approve the 2019 Plan, we will effectively be left without an equity incentive plan once the term of the 2010 Plan expires on or around December 22, 2019.

Purpose of the 2019 Plan
The purpose of the 2019 Plan is to encourage stock ownership by employees, consultants, officers and directors of the Company and its controlled, affiliated and subsidiary entities, so that they may acquire or increase their proprietary interest in the Company, and is intended to facilitate the Company’s efforts to (i) induce qualified persons to become employees, officers and directors and consultants of the Company; (ii) compensate employees, officers, directors and consultants for services to the Company; and (iii) encourage such persons to remain in the employ of or associated with the Company and to put forth maximum efforts for the success of the Company.
Eligibility and Reservation of Shares
Under the 2019 Plan, the Company may grant stock options or stock bonuses to employees (including officers), consultants and directors (whether or not they are employees) of the Company or its present or future divisions, affiliates and subsidiaries (together, “Eligible Persons”).  As of February 22, 2019, there were 17 employees, one consultant, and three non-employee directors who would be Eligible Persons under the 2019 Plan.
Subject to certain limitations set forth under the 2019 Plan, options and bonuses may be granted to Eligible Persons, which Eligible Persons will be eligible to receive more than one grant of an option or bonus during the term of the 2019 Plan.
The maximum number of shares issuable upon exercise of options and pursuant to bonuses under the 2019 Plan will not exceed the lower of (i) 30,000,000 shares or (ii) 10% of the total shares outstanding, subject to adjustments as provided under the 2019 Plan.  Subject to adjustments as provided under the 2019 Plan, 23,586,821 shares will be available under the 2019 Plan for issuance as incentive stock options.
Because the 2019 Plan does not have a fixed maximum number of securities issuable, pursuant to the rules and policies of the TSX, unallocated options, rights or other entitlements must be approved by shareholders every three years.
The 2019 Plan does not contain a limit on the percentage of securities available to insiders of the Company, nor the number of securities any one person or company is entitled to receive thereunder.
Types of Awards
The 2019 Plan authorizes stock options and stock bonuses.  The 2019 Plan provides flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances.  Awards may, in certain cases, be paid or settled in cash.
Stock Options
A stock option is a right to purchase shares of the Company’s Common Stock at a future date at a specified price per share (the “exercise price”).  An option may be either an incentive stock option or a nonqualified stock option.  Incentive stock options are taxed differently than nonqualified stock options and are subject to more restrictive terms under the Internal Revenue Code and the 2019 Plan.  Incentive stock options may be granted only to employees of the Company or a subsidiary.
Exercise Price of Options
Options granted under the 2019 Plan shall have an exercise price that will not be less than 100% of the “Fair Market Value” on the date of grant, which is defined as the last sale price of the Company’s shares as reported on the national securities exchange on which the stock is principally traded on the date of the grant, or if such date was not a trading date, on the trading date immediately preceding such date.  Because the Company’s shares of Common Stock currently trade on the OTCQB marketplace, the TSX has advised that it will require the calculation of Fair Market Value to be determined solely on the basis of TSX trading data.  As of February 22, 2019, the closing price of our Common Stock on the TSX was $0.16.
With respect to any incentive stock options granted to a person owning more than 10% of the total voting securities of the Company or certain related entities, the exercise price of such incentive stock options will be at a price of no less than 110% of the Fair Market Value per share on the date of grant.
If the optionee is a resident of Canada, the exercise price will be paid in cash.  For optionees who are not residents of Canada, the exercise price will be paid in cash, in shares of the Company or other property having a Fair Market Value equal to such exercise price, or in a combination of cash, shares and property and, subject to approval of the Compensation Committee, may be effected in whole or in part with funds received from the Company at the time of exercise as a compensatory cash payment.

Vesting and Term of Options
Options granted under the 2019 Plan will vest in accordance with such provisions as may be determined by the Board.
The exercise period of any option must not exceed ten years from the date of the grant.  For incentive stock options granted to a person owning more than 10% of the total voting securities of the Company or certain related entities, the term must not exceed five years.
Cessation of Entitlement
Unless otherwise provided in the option agreement between the Company and the optionee, if the optionee ceases to be an employee, officer, director or consultant of the Company, other than by reason of death or disability, all vested and unexercised options granted thereunder to such optionee will terminate three months following the date the optionee ceases to hold such office or directorship (but in all events not later than the originally scheduled term) and will terminate upon the date of termination of employment or other relationship if the optionee is discharged for cause.  Vested options will be exercisable within one year after the date of death or disability of the optionee, or the end of the original terms if earlier.  Unvested options expire immediately upon the date the optionee ceases to be an employee, officer, director or consultant of the Company, including by death or disability.
Assignment
Options granted pursuant to the 2019 Plan are not assignable other than by will or applicable laws of descent and distribution or, with respect to any non-qualified stock options as described under the 2019 Plan, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, or Title I of ERISA, or the rules thereunder.
Stock Bonuses
A stock bonus is an award of shares of Common Stock of the Company issued pursuant to the terms of the 2019 Plan.  The Company may grant stock bonuses under the 2019 Plan, up to a maximum of 5,000,000 shares of Common Stock on an annual basis.  Stock bonuses granted under the 2019 Plan may have a vesting period of up to ten years and may be subject to such other restrictions as the Company deems appropriate.  Unless otherwise directed by the Committee at the time of grant of a stock bonus, the recipient is considered a shareholder of the Company as to the bonus shares which have been issued at any time.
Change of Control
The treatment of any options or bonuses held by a recipient upon a change of control (as defined in the 2019 Plan) may be provided for in the applicable option agreement or other award document delivered to the recipient.
Amendment Provisions
Subject to the policies, rules and regulations of any lawful authority having jurisdiction, including any exchange with which the shares of the Company are listed for trading, the Board may at any time, without further action by the shareholders:
(a)
amend the 2019 Plan or any option granted thereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that options granted thereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any option holders may from time to time be a resident or citizen; or

(b)	terminate the 2019 Plan;

provided, however, that any such change that would be materially adverse to any outstanding award under the 2019 Plan shall not be effective unless approved by the recipient of such award.  In addition, any amendment that would:
(a)	materially increase the number of securities issuable under the 2019 Plan to persons who are subject to Section 16(a) of the Exchange Act;
(b)	grant eligibility to a class of persons who are subject to Section 16(a) of the Exchange Act and are not included within the terms of the 2019 Plan prior to the amendment;
(c)	materially increase the benefits accruing to persons who are subject to Section 16(a) of the Exchange Act under the 2019 Plan; or
(d)
require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Company’s securities then may be listed, the Internal Revenue Code or any other applicable law will be subject to the approval of the shareholders of the Company.
Notwithstanding the above, any increase or modification that may result from certain adjustments authorized under the 2019 Plan or which are required for compliance with the Exchange Act, the Internal Revenue Code, ERISA, their rules or other laws or judicial order, will not require shareholder approval.

Certain U.S. Federal Tax Consequences
The following description of the federal income tax consequences of awards under the 2019 Plan is necessarily incomplete, and does not describe the state, local or foreign tax consequences of such awards.
Nonqualified Stock Options
The grant of a nonqualified stock option under the 2019 Plan will not result in any U.S. federal income tax consequences to the participant or to the Company.  Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price.  If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes.  The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Internal Revenue Code, including Section 162(m) thereof.  Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise.  The Company does not receive a tax deduction for any subsequent capital gain.
Incentive Stock Options
The grant of an incentive stock option (or “ISO”) under the 2019 Plan will not result in any U.S. federal income tax consequences to the participant or to the Company.  A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise.  In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares.  If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price.  The Company is not entitled to any deduction under these circumstances.
If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition.  The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price.  Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company.  Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain.  The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Internal Revenue Code, including Section 162(m) thereof.
The “spread” under an ISO (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.  If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.
Stock Bonuses
Awards of stock bonuses are generally treated as ordinary compensation income as and when common stock issued to the participant vests, or when common stock is issued to the participant upon vesting or settlement of such awards.  Notwithstanding the foregoing, if common stock is granted to a participant subject to vesting, the participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of the stock on the date of grant.  If the participant is an employee, the income in respect of any stock bonus is subject to withholding for income and employment tax purposes.  The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Internal Revenue Code, including Section 162(m) thereof.
Section 162(m) of the Internal Revenue Code
Under Section 162(m) of the Internal Revenue Code, no deduction is generally allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.”  A “covered employee” is any individual who has served at any time after December 31, 2016 as the Company’s chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in a Company proxy statement, regardless of whether any such individual is still employed by the Company.

Section 409A of the Internal Revenue Code
Section 409A of the Internal Revenue Code provides certain requirements for the deferral and payment of deferred compensation arrangements.  In the event that any award under the 2019 Plan is deemed to be a deferred compensation arrangement, and if such arrangement does not comply with Section 409A of the Internal Revenue Code, the recipient of such award will recognize ordinary income once such award is vested, as opposed to at the time or times set forth above.  In addition, the amount taxable will be subject to an additional 20% U.S. federal income tax along with other potential taxes and penalties.  It is intended, although not guaranteed, that all awards issued under the 2019 Plan will either be exempt from or compliant with the requirements of Section 409A of the Internal Revenue Code.
Awards under the 2019 Plan
Awards under the 2019 Plan are determined in the discretion of the Board or a committee of the Board.  Therefore, the type and amounts of awards that may be issued in the future to directors and officers of the Company are not currently determinable.
Interested Parties
Because approval of the 2019 Plan will increase the number of shares available for issuance to the directors and executive officers of the Company, each of those persons has an interest in and may benefit from the approval of the 2019 Plan.
Vote Required for Approval
Insiders of the Company who are entitled to receive a benefit under the 2019 Plan are not eligible to vote their securities in respect of the approval of the 2019 Plan, as the 2019 Plan does not contain an insider participation limit.  As such, Proposal Two requires approval of a majority of the votes cast (in person or by proxy) at the Meeting and disinterested shareholder approval, which will be satisfied by an approval of a majority of the votes cast by shareholders, which excludes votes cast by all insiders who are eligible to receive a benefit under the 2019 Plan.  The aggregate number of votes to be excluded to obtain disinterested shareholder approval is 7,011,625 shares held by such insiders, as a group.
At the Meeting, shareholders will be asked to consider and, if deemed appropriate, to approve, with or without variation, the following ordinary resolution (the “Equity Incentive Plan Resolution”), to approve and adopt the 2019 Plan, subject to such amendments, variations or additions as may be approved at the Meeting:
“BE IT RESOLVED as an ordinary resolution of shareholders of Silver Bull Resources, Inc. (the “Company”) that:
1.
the 2019 Stock Option and Stock Bonus Plan (the “2019 Plan”), in the form attached as Appendix A to the proxy statement dated on or about February 27, 2019, is hereby approved and adopted as the equity incentive compensation plan of the Company;

2.	the Company will have the ability to grant options under the 2019 Plan until the date that is three years from the date of the Meeting, being April 18, 2022; and
3.
any officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.”

The Board recommends a vote “FOR” Proposal Two.  To be effective, the Equity Incentive Plan Resolution must be approved by not less than a majority of the votes cast (in person or by proxy) at the Meeting and on a disinterested basis. Unless otherwise specified, the enclosed proxy will be voted “FOR” the approval and adoption of the 2019 Plan.
PROPOSAL THREE: RATIFICATION AND APPROVAL OF
 THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On February 22, 2019, the Board directed by resolution that the Company submit the selection of Smythe as the Company’s independent registered public accounting firm for ratification and approval by our shareholders at the Meeting.
Although the Company is not required to submit the selection of the independent registered public accountants for shareholder approval, if the shareholders do not ratify and approve this selection, the Board may reconsider its selection of Smythe.  The Board considers Smythe to be well qualified to serve as the independent registered public accounting firm of the Company; however, even if the selection is ratified and approved, our Board may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee and Board determine that the change would be in our best interests.
The Board recommends a vote “FOR” Proposal Two.  Proposal Two requires the affirmative vote of a majority of the votes cast (in person or by proxy) at the Meeting.  Unless otherwise specified, the enclosed proxy will be voted “FOR” the ratification and approval of the appointment of Smythe as our independent registered public accounting firm.

PROPOSAL FOUR: APPROVAL, ON AN ADVISORY BASIS, OF
 THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, our shareholders are entitled to vote on whether the advisory shareholder vote to approve executive compensation should occur every one, two or three years, and may also choose to abstain from voting.  In 2017, approximately 50% of our shareholders voted to approve executive compensation on an annual basis.  After careful consideration of the results of this vote and other factors, our Board concluded that a vote on executive compensation every year, or an annual vote, is the most appropriate alternative for the Company.
The Board recognizes that providing shareholders with an advisory vote on executive compensation may produce useful information on shareholder sentiment with regard to the Company’s executive compensation structure.  At the Meeting, shareholders will have the opportunity to cast an advisory vote on the compensation of our named executive officers, as described primarily under the heading “Executive Compensation” in this Proxy Statement.  This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse our 2018 executive compensation philosophy, programs, and policies and the compensation paid to the named executive officers.  Shareholders are being asked to consider and approve the following proposal:
RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers of Silver Bull Resources, Inc. as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and related narrative discussion).
The Company recognizes that a framework that accounts for the Company’s financial resources and its business objectives is essential to an effective executive compensation program.  The Company’s compensation framework and philosophy are established and overseen primarily by an independent Compensation Committee.  The compensation structure of our executive officers is intended to help the Company attract, motivate, and retain executive-level persons with the background, skills and knowledge who will contribute to the Company’s long-term success.  To that end, we strive to ensure that the compensation of our executives is in line with those of similarly situated junior-level exploration companies.  The Board, in cooperation with the Compensation Committee, attempts to balance the compensation of our executive officers between near-term compensation (being the payment of competitive salaries) with providing compensation intended to reward executives for the Company’s long-term success (being equity-based compensation).  Moreover, the equity-based compensation element is intended to further align the longer term interests of our executive officers with that of our shareholders.
We believe that our executive compensation program implements our primary objectives of attracting and retaining qualified executive-level personnel; providing the executives with a compensation package that is fair and competitive, with reasonable contractual terms that offer some level of security; and motivating executive-level personnel with a balance between short-term incentives with longer term incentives aimed to help further align the interests of our executive officers with our shareholders.  Shareholders are encouraged to read the Compensation Discussion and Analysis section of this Proxy Statement for a more detailed discussion of the compensation structure and programs implemented by the Company during its 2018 fiscal year and that we expect to continue going forward.
The advisory vote on the Company’s executive compensation structure and program as described in this Proxy Statement (including under the heading “Executive Compensation”) is non-binding, meaning that our Board will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote.  Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast (in person or by proxy) at the Meeting.  Although the vote is non-binding, our Board and the Compensation Committee will review the voting results.  The Board and the Compensation Committee intend to consider the feedback obtained through this process in making future decisions about executive compensation programs.
The Board believes that the Company’s executive compensation program is appropriately structured and effective in achieving the Company’s core compensation objectives.  Accordingly, although this vote is non-binding, the Board recommends that shareholders vote “FOR” the proposal approving the compensation of the Company’s executive officers.

ANNUAL REPORT TO SHAREHOLDERS
Included with this Proxy Statement is the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2018.
OTHER MATTERS
Management and the Board of the Company know of no matters to be brought before the Meeting other than as set forth herein.  However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournment(s) or postponement(s) thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.
SHAREHOLDER PROPOSALS
Shareholders may submit proposals or director nominations for inclusion by the Company in next year’s proxy statement.  For your proposal or director nomination to be considered for inclusion in our proxy statement for next year’s annual meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than 120 days before the anniversary of the release date of this Proxy Statement, unless the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s Meeting.  After such date, any shareholder proposal will be considered untimely.
If we change the date of next year’s annual meeting by more than thirty (30) days from the date of this year’s Meeting, then the deadline is a reasonable time before we begin to print and distribute our proxy materials.  You should also be aware that your proposal must comply with SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials, and with any provision in our bylaws regarding the same.
Silver Bull Resources, Inc. expects to hold its next annual meeting of shareholders in April 2020.  Proposals from shareholders intended to be present at the next annual meeting of shareholders should be addressed, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Secretary or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Secretary.  We must receive the proposals by Wednesday, October 30, 2019.  Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law.  It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested.  After Wednesday, October 30, 2019, any shareholder proposal will be considered to be untimely.
As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our proxy statement for our 2020 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than Monday, January 13, 2020.  Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.
BY ORDER OF THE BOARD OF DIRECTORS: SILVER BULL RESOURCES, INC. Brian D. Edgar, Chairman

APPENDIX A:
SILVER BULL RESOURCES, INC.
2019 STOCK OPTION AND STOCK BONUS PLAN

1. Purposes of and Benefits Under the Plan.  This 2019 Stock Option and Stock Bonus Plan (the “Plan”) is intended to encourage stock ownership by employees, consultants, officers and directors of Silver Bull Resources, Inc. and its controlled, affiliated and subsidiary entities (collectively, the “Corporation”), so that they may acquire or increase their proprietary interest in the Corporation, and is intended to facilitate the Corporation’s efforts to (i) induce qualified persons to become employees, officers and directors (whether or not they are employees) and consultants to the Corporation; (ii) compensate employees, officers, directors and consultants for services to the Corporation; and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the Corporation.  It is further intended that options granted by the Committee pursuant to Section 6 of this Plan shall constitute “incentive stock options” (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code, and the regulations issued thereunder, and options granted by the Committee pursuant to Section 7 of this Plan shall constitute “Non-Qualified stock options” (“Non-Qualified Stock Options”).  “Options” means options granted pursuant to the provisions of this Plan, whether Incentive Stock Options or Non-Qualified Stock Options.
2. Definitions.  As used in this Plan, the following words and phrases shall have the meanings indicated:
(a)	“Board” shall mean the Board of Directors of the Corporation.
(b)	“Bonus” shall mean any Common Stock bonus issued pursuant to the provisions of this Plan.
(c)
“Change of Control” shall mean (i) a sale, lease or other disposition of all or substantially all of the assets of the Corporation, (ii) a consolidation or merger of the Corporation with or into any other corporation or other entity or person (or any other corporate reorganization) in which the shareholders of the Corporation immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization, (iii) a transaction or series of related transactions pursuant to which any person, entity or group within the meaning of Section 13(d) or 14(d) of the U.S. Securities Exchange Act of 1934 (the “1934 Act”), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Corporation or an affiliate) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act, or comparable successor rule) of securities of the Corporation representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors or (iv) a transaction or series of transactions pursuant to which (A) (i) any person, entity or group within the meaning of Section 13(d) or 14(d) of the 1934 Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Corporation or an affiliate) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act, or comparable successor rule) of securities of the Corporation representing at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors or securities of the Corporation that upon conversion or exchange of such securities, would represent at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors, or (ii) a consolidation or merger of the Corporation with or into any other corporation or other entity or person (or any other corporate reorganization) in which the shareholders of the Corporation immediately prior to such consolidation, merger or reorganization, own less than eighty percent (80%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization and (B) in connection with or as a result of such transaction or series of transactions, either (I) one-half (or more) of the members of the Corporation’s board of directors resign or are replaced with nominees designated by such person, entity or group or (II) the chief executive officer of the Corporation resigns or is terminated as a result of such transaction or series of transactions.

(d)
“Committee” shall mean any Committee appointed by the Board to administer this Plan, if one has been appointed.  If such Committee has been appointed, it shall be comprised solely of one or more directors or such other number of directors as may be required under applicable law.  If no Committee has been appointed, the term “Committee” shall mean the Board.

(e)	“Common Stock” shall mean the Corporation’s $0.01 par value common stock.
(f)
“Disability” shall mean a Recipient’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.  If the recipient is covered by a disability insurance plan sponsored by the Corporation, the term “Disability” shall be as defined therein; provided, however, that the foregoing shall not apply in respect of any Incentive Stock Option granted under the Plan if such definition would be inconsistent with the definition of “disability” set forth in Section 22(e)(3) of the Code.

(g)
“Fair Market Value” per share as of a particular date shall mean the last sale price of the Corporation’s Common Stock as reported on the national securities exchange on which the stock is principally traded on such date, or if such date was not a trading date, on the immediately preceding trading date or, if such quotations are unavailable or if the Corporation’s Common Stock is not then listed on a national securities exchange, the value determined by the Committee in good faith in its sole discretion in accordance with the requirements of Section 409A of the Internal Revenue Code.

(h)	“Internal Revenue Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.
(i)	“Recipient” shall mean any person granted an Option or awarded a Bonus hereunder.

3. Administration.
(a)
The Plan shall be administered by, and all awards under the Plan shall be authorized by, the Committee.  The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant Options and Bonuses; to determine the vesting schedule and other restrictions, if any, relating to Options and Bonuses; to determine the purchase price of the shares of Common Stock covered by each Option (the “Option Price”); to determine the persons to whom, and the time or times at which, Options and Bonuses shall be granted; to determine the number of shares to be covered by each Option or Bonus; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option and Bonus agreements (which need not be identical) entered into in connection with Options and Bonuses granted under the Plan; to establish the installments (if any) in which Options and Bonuses shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules); to establish any applicable performance targets; to establish the events of termination or reversion of any grants; to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend or terminate any or all outstanding grants, subject to any required consent under Section 12 or 13; and to make all other determinations deemed necessary or advisable for the administration of the Plan.  The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

(b)
Options and Bonuses granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

(c)
The Committee shall endeavor to administer the Plan and grant Options and Bonuses hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the 1934 Act, although compliance with Section 16 is the obligation of the Recipient, not the Corporation.  Neither the Committee, the Board nor the Corporation can assume any legal responsibility for a Recipient’s compliance with his or her obligations under Section 16 of the 1934 Act.  Grants of Options or Bonuses, and transactions in or involving grants of Options or Bonuses, intended to be exempt under Rule 16b-3 under the 1934 Act, must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the 1934 Act).  To the extent required by any applicable stock exchange, this Plan shall be administered by a Committee composed entirely of independent directors (as defined by the rules of the applicable stock exchange).  Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Company and shall be administered exclusively by the Board or a committee consisting solely of independent directors.

(d)
Neither the Board, nor the Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any action, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Option or Bonus granted hereunder, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law.  The foregoing right of indemnification shall be in addition to any right of indemnification set forth in the Corporation’s certificate of incorporation and bylaws, as the same may be amended from time to time, or under any directors and officers liability insurance coverage or written indemnification agreement with the Corporation that may be in effect from time to time.

4. Eligibility.
(a)
Subject to certain limitations hereinafter set forth, Options and Bonuses may be granted to employees (including officers), consultants, and directors (whether or not they are employees) of the Corporation or its present or future divisions, affiliates and subsidiaries.  In addition, for Recipients who are subject to taxation in the United States, Options may be only be granted to those individuals in respect of whom the Company’s Common Stock would be “service recipient stock” as defined in the United States treasury regulations promulgated under Section 409A of the Internal Revenue Code.  In determining the persons to whom Options or Bonuses shall be granted and the number of shares to be covered by each Option or Bonus, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

(b)
There is no right of any person to receive a grant of an Option or Bonus under the Plan, and the Committee has absolute discretion to treat eligible persons differently from one another under the Plan.  Receipt of a grant of an Option or Bonus by a Recipient shall not create the right to receive future grants under the Plan, but a Recipient who has been granted an Option or Bonus may, if otherwise eligible, be granted additional Options or Bonuses if the Committee shall so determine.

5. Stock Reserved.
(a)
The stock subject to Options or Bonuses hereunder shall be shares of Common Stock.  Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation.  Subject to adjustments as provided in Section 8(i), the aggregate number of shares of Common Stock as to which Options and Bonuses may be granted from time to time under the Plan shall not exceed the lower of (i) 30,000,000 shares or (ii) 10% of the total shares outstanding at such time, subject to adjustment as provided in Section 8(i) hereof.  Subject to adjustments as provided in Section 8(i), 23,586,821 shares of Common Stock shall be available under the Plan for issuance as Incentive Stock Options.

(b)
If any Option outstanding under the Plan for any reason expires or is terminated without having been exercised in full, or if any Bonus granted is forfeited because of vesting or other restrictions imposed at the time of grant, the shares of Common Stock allocable to the unexercised portion of such Option or the forfeited portion of the Bonus shall become available for subsequent grants of Options and Bonuses under the Plan.

6. Incentive Stock Options.
(a)
Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.  Only employees of Silver Bull Resources, Inc. and any “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code shall be entitled to receive Incentive Stock Options.

(b)
The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of Silver Bull Resources, Inc. or any “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code are exercisable for the first time by a Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Internal Revenue Code.  To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options first become exercisable by a Recipient in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other plans of the Corporation or one of its subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Internal Revenue Code and the regulations promulgated thereunder), such options shall be treated as Non-Qualified Stock Options.  In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options shall be reduced first.  To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(c)
Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited, they shall be void.

7. Non-Qualified Stock Options.  Options granted pursuant to this Section 7 are intended to constitute Non-Qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.
8. Terms and Conditions of Options.  Each Option granted pursuant to the Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall be substantially in the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:
(a)	Number of Shares. Each Option agreement shall state the number of shares of Common Stock covered by the Option.
(b)	Type of Option. Each Option Agreement shall specify whether it is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.
(c)
Option Price.  Subject to adjustment as provided in Section 8(i) hereof, each Option agreement shall state the Option Price, which shall be determined by the Committee subject only to the following restrictions:

(1)
Each Option Agreement shall state the Option Price, which (except as otherwise set forth in paragraphs 8(c)(2) hereof) shall not be less than 100% of the Fair Market Value per share on the date of grant of the Option.

(2)
Any Incentive Stock Option granted under the Plan to a person owning (or who is deemed to own under Section 424(d) of the Internal Revenue Code) more than ten percent of the total combined voting power of all classes of stock of Silver Bull Resources, Inc. or any “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code at the time the Option is granted shall be at a price of no less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

(3)	The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such option is granted, unless a future date is specified in the resolution.
(d)	Term of Option. Each Option agreement shall state the period during and times at which the Option shall be exercisable, in accordance with the following limitations:
(1)	The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution.
(2)	The exercise period of any Option shall not exceed ten years from the date of grant of the Option.
(3)
The exercise period of any Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of all classes of stock of Silver Bull Resources, Inc. and any “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code at the time the Option is granted shall not exceed five years from the date of grant of the Option.

(4)
The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate, provided, however, that (i) the Committee shall not extend the exercise period of any outstanding Option held by an insider (as that term is defined or commonly used in applicable securities laws) without first obtaining the approval of disinterested shareholders of such extension, and (ii) no such extension shall result in a violation of Section 409A of the Internal Revenue Code or in the imposition of additional taxes or interest under Section 409A of the Internal Revenue Code.  In any event, no exercise period may be so extended to increase the term of the Option beyond ten years from the date of the grant.

(5)
The exercise period shall be subject to earlier termination as provided in Sections 8(f) and 8(g) hereof, and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

(e)	Method of Exercise and Medium and Time of Payment.
(1)
An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable, provided, however, that no Option may be exercised as to less than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

(2)
Each exercise of an Option granted hereunder, whether in whole or in part, shall be effected by written notice to the Secretary of the Corporation (or his or her agent) designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by, or deemed by the Corporation’s counsel to be advisable pursuant to, any applicable securities laws.

(3)
For a Recipient that is not a resident of Canada, the Option Price shall be paid in cash, or in shares of Common Stock or other property having a Fair Market Value equal to such Option Price, or in a combination of cash, shares and property and, subject to approval of the Committee, may be effected in whole or in part with funds received from the Corporation at the time of exercise as a compensatory cash payment.

(4)
The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

(5)	For a Recipient that is a resident of Canada, the Option Price shall be paid in cash.
(6)	The Recipient shall make provision for the withholding of taxes as required by Section 10 hereof.
(7)
In the alternative to Section 8(e)(3) or 8(e)(5), a Recipient may provide a written notice to the Corporation pursuant to which the Recipient agrees to transfer and dispose of a specified number of Options to the Corporation in exchange for a number of shares of Common Stock having a market value equal to the intrinsic value of such Options disposed of and transferred to the Corporation (“Net Settlement”).  The decision of whether or not to permit Net Settlement for any Option is in the sole discretion of the Corporation and will be made on a case by case basis.  Upon the Net Settlement of Options (the “Disposed Options”), the Corporation shall, subject to Section 10, deliver to the Recipient, that number of shares of fully paid and non-assessable Common Stock (“X”) equal to the number of shares of Common Stock issuable pursuant to the Disposed Options (“Y”) multiplied by the quotient obtained by dividing the result of the Fair Market Value of one share of Common Stock as determined as at the date of exercise (“B”) less the Option Price per shares of Common Stock (“A”) by the Fair Market Value of one share of Common Stock as determined as at the date of exercise (“B”).  Expressed as a formula, such number of shares of Common Stock shall be computed as follows:

X = (Y) x	(B - A)
(B)
No fractional shares of Common Stock shall be issuable upon the Net Settlement of Options, with such shares of Common Stock to be rounded down to the nearest whole number.  For the purposes of the Net Settlement calculation above, if the Option Price is denominated in a currency different from the Fair Market Value, the Fair Market Value shall be converted using the daily rate of exchange published by the Bank of Canada on the last trading day prior to the relevant date, unless another method is required by Section 409A of the Internal Revenue Code.

(f)	Termination.
(1)
Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if the Recipient ceases to be an employee, officer, director or consultant of the Corporation (other than by reason of death or Disability), all vested Options theretofore granted to such Recipient but not theretofore exercised shall terminate upon the earlier of (i) three months following the date the Recipient ceased to be an employee, officer, director or consultant of the Corporation, and (ii) the end of the originally scheduled term of the option, provided that such vested Options shall expire upon the date of termination of employment or other relationship if discharged for cause.  Any options that were not vested as of the date of termination shall expire immediately upon the date the Recipient ceases to be an employee, officer, director or consultant of the Corporation.

(2)
Nothing in the Plan or in any Option or Bonus granted hereunder shall confer upon an individual any right to continue in the employ of or other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

(g)
Death or Disability of Recipient.  Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if a Recipient shall die while an employee, officer, director or consultant of the Corporation, or within the three month period described in Section 8(f)(1) above, or if the Recipient’s relationship with the Corporation shall terminate by reason of Disability, all vested Options theretofore granted to such Recipient, may be exercised by the Recipient or by the Recipient’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, until the earlier of (i) one year after the date of death or Disability of the Recipient; or (ii) the end of the originally scheduled term of the option.  Any Options that are not vested as of the date the Recipient’s employment or the relationship with the Corporation terminates as a result of death or Disability shall expire immediately on the date such service relationship terminates.

(h)	Transferability Restriction.
(1)
Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or with respect to a Non-Qualified Stock Option, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder.  Options may be exercised during the lifetime of the Recipient only by the Recipient and thereafter only by his or her legal representative.

(2)
Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and/or the levy of any execution, attachment or similar process upon an Option, shall be null and void and without force or effect and shall result in a termination of the Option.

(3)
(A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the U.S. Securities Act of 1933, as amended (the “1933 Act”), or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws.  (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax.  (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the 1933 Act, the 1934 Act, or under any other state, federal or provincial law, rule or regulation.  (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification.  (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

(i)	Effect of Certain Changes.
(1)
If any change is made in the Common Stock without the receipt of consideration by the Corporation (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Corporation), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan, and the outstanding Options and Bonuses will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock (if applicable) subject to such outstanding Options and Bonuses.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive; provided that each Option granted pursuant to this Plan shall not be adjusted in a manner that (i) causes such Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code, if the Option was originally intended to be an Incentive Stock Option, or (ii) causes the Option to become subject to Section 409A of the Internal Revenue Code.

(2)	The treatment of any Options or Bonuses held by a Recipient upon a Change of Control may be provided for in the applicable Option Agreement or other award document delivered to the Recipient.
(3)
Except as expressly provided in this Section 8(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.  The grant of an Option or Bonus pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

(j)	No Rights as Shareholder - Non-Distributive Intent.
(1)
Neither a Recipient of an Option nor such Recipient’s legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued.

(2)
No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(i) hereof.

(3)
Upon exercise of an Option at a time when there is no registration statement in effect under the 1933 Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the 1933 Act.  A form of subscription agreement containing representations and warranties deemed sufficient as of the date of adoption of this Plan is attached hereto as Exhibit B.

(4)
No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the U.S. Securities and Exchange Commission or any other regulatory agencies having jurisdiction over the Corporation.

(k)
Other Provisions.  Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

9. Grant of Stock Bonuses.  In addition to, or in lieu of, the grant of an Option, the Committee may grant Bonuses, up to a maximum of 5,000,000 shares of Common Stock on an annual basis.
(a)
At the time of grant of a Bonus, the Committee may impose a vesting period of up to ten years, and such other restrictions which it deems appropriate.  Unless otherwise directed by the Committee at the time of grant of a Bonus, the Recipient shall be considered a shareholder of the Corporation as to the Bonus shares which have been issued to the grantee at any time regardless of any forfeiture provisions which have not yet arisen.

(b)
The grant of a Bonus and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the 1934 Act, other applicable securities laws, rules and regulations, and the requirements of any stock exchanges upon which the Common Stock then may be listed.  Any certificates prepared to evidence Common Stock issued pursuant to a Bonus grant shall bear legends as the Corporation’s counsel may deem necessary or advisable.  Included among the foregoing requirements, but without limitation, any Recipient of a Bonus at a time when a registration statement relating thereto is not effective under the 1933 Act shall execute a Subscription Agreement substantially in the form of Exhibit B, as the same may be modified by the Committee from time to time.

10. Agreement by Recipient Regarding Withholding Tax.  A Recipient will be solely responsible for paying any applicable withholding taxes arising from the grant, vesting or exercise of any Option or the grant or receipt of a Bonus and any payment is to be in a manner satisfactory to the Corporation.  Notwithstanding the foregoing, the Corporation will have the right to withhold from any amount payable to a Recipient, either under the Plan or otherwise, such amount as may be necessary to enable the Corporation to comply with the applicable requirements of any federal, provincial, state, local or foreign law, or any administrative policy of any applicable tax authority, relating to the withholding of tax or any other required deductions with respect to awards hereunder (“Withholding Obligations”).  The Corporation may require a Recipient, as a condition to the exercise of an Option or receipt of a Bonus to make such arrangements as the Corporation may require so that the Corporation can satisfy applicable Withholding Obligations, including, without limitation, requiring the Recipient to (i) remit the amount of any such Withholding Obligations to the Corporation in advance; (ii) reimburse the Corporation for any such Withholding Obligations; or (iii) cause a broker to sell Common Stock acquired by the Recipient under the Plan on behalf of the Recipient and to withhold from the proceeds realized from such sale the amount required to satisfy any such Withholding Obligations and to remit such amount directly to the Corporation.
Any Common Stock of a Recipient that is sold by a broker engaged by the Corporation to sell such Common Stock on behalf of the Recipient (the “Broker”) to fund Withholding Obligations, will be sold as soon as practicable in transactions effected on the OTCQB or the Toronto Stock Exchange.  In effecting the sale of any such Common Stock, the Corporation or the Broker will exercise its sole judgement as to the timing and manner of sale and will not be obligated to seek or obtain a minimum price.  Neither the Corporation nor the Broker will be liable for any loss arising out of any sale of such Common Stock including any loss relating to the manner or timing of such sales, the prices at which the Common Stock are sold or otherwise.  In addition, neither the Corporation nor the Broker will be liable for any loss arising from a delay in transferring any Common Stock to a Recipient.  The sale price of Common Stock sold on behalf of Recipients will fluctuate with the market price of the Corporation’s Common Stock and no assurance can be given that any particular price will be received upon any such sale.
11. Term of Plan.  Options and Bonuses may be granted under this Plan from time to time within a period of ten years from the date the Plan is adopted by the Board.

12. Amendment and Termination of the Plan.
(a)
(1) Subject to the policies, rules and regulations of any lawful authority having jurisdiction (including any exchange with which the shares of the Corporation are listed for trading), the Board may at any time, without further action by the shareholders, amend the Plan or any Option granted hereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that Options granted hereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any Option holders may from time to time be a resident or citizen, or it may at any time without action by shareholders terminate the Plan.

(2) provided, however, that any amendment that would (A) materially increase the number of securities issuable under the Plan to persons who are subject to Section 16(a) of the 1934 Act; or (B) grant eligibility to a class of persons who are subject to Section 16(a) of the 1934 Act and are not included within the terms of the Plan prior to the amendment; or (C) materially increase the benefits accruing to persons who are subject to Section 16(a) of the 1934 Act under the Plan; or (D) require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Corporation’s securities then may be listed, the Internal Revenue Code or any other applicable law, shall be subject to the approval of the shareholders of the Corporation as provided in Section 13 hereof.
(3) provided further that any such increase or modification that may result from adjustments authorized by Section 8(i) hereof or which are required for compliance with the 1934 Act, the Internal Revenue Code, ERISA, their rules or other laws or judicial order, shall not require such approval of the shareholders.
(b)
Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained, provided, however that no such consent shall be required with respect to any modification or amendment deemed necessary in the good faith judgment of the Board to comply with (or be exempt from) the requirements of Section 409A of the Internal Revenue Code.

13. Approval of Shareholders.  The Plan shall take effect upon its adoption by the Board but shall be subject to approval at a duly called and held meeting of stockholders in conformance with the vote required by the Corporation’s governing documents, resolution of the Board, any other applicable law and the rules and regulations thereunder, or the rules and regulations of any national securities exchange upon which the Corporation’s Common Stock is listed and traded, each to the extent applicable.
14. Termination of Right of Action.  Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation or any of its subsidiaries, or by any shareholder of the Corporation or any of its subsidiaries against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation or any of its subsidiaries, will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

15. Tax Litigation.  The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.
16. Adoption.
(a)	This Plan was approved by resolution of the Board of Directors of the Corporation on February 22, 2019.
(b)
If this Plan is not approved by the shareholders of the Corporation within 12 months of the date the Plan was approved by the Board as required by Section 422(b)(1) of the Internal Revenue Code, this Plan and any Options granted hereunder to Recipients shall be and remain effective, but the reference to Incentive Stock Options herein shall be deleted and all Options granted hereunder shall be Non-Qualified Stock Options pursuant to Section 7 hereof.

17. Governing Law, Consent to Personal Jurisdiction.  This Plan will be governed by the internal laws of the State of Nevada without regard to rules regarding conflicts of laws.  Each Recipient consents to the personal jurisdiction of the state and federal courts located in Colorado for any lawsuit filed there against the Recipient by the Corporation arising from or relating to this Plan.  Any controversy or claim arising out of or relating to this Plan or shall be settled by arbitration in the City and County of Denver, Colorado in accordance with the rules then existing of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof.
18. Section 409A.  The Board intends that, except as may be otherwise determined by the Committee, any awards under the Plan will be either exempt from or satisfy the requirements of Section 409A of the Internal Revenue Code to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder.  If the Committee determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Recipient’s award to violate Section 409A of the Internal Revenue Code, unless the Committee expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A of the Internal Revenue Code to the extent determined by the Committee without the consent of or notice to the Recipient.  Notwithstanding the foregoing, neither the Corporation nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Recipient under Section 409A.
[End of Plan]

Exhibit A

FORM OF STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT (this “Agreement”) made as of this ___ day of ____________, ______, by and between Silver Bull Resources, Inc., a Nevada corporation (the “Corporation”), and ________________ __________________________ (the “Recipient”).
In accordance with the Corporation’s 2019 Stock Option and Stock Bonus Plan (the “Plan”), the provisions of which are incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire shares of the Corporation’s $0.01 par value common stock (“Common Stock”) on favorable terms and thereby increase the Recipient’s proprietary interest in the Corporation and incentive to put forth maximum efforts for the success of the business of the Corporation.  Capitalized terms used but not defined herein are used as defined in the Plan.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:
1. Confirmation of Grant of Option.  Pursuant to a determination of the Committee or, in the absence of a Committee, by the Board of Directors of the Corporation made on __________________ (the “Date of Grant”), the Corporation, subject to the terms of the Plan and of this Agreement, confirms that the Recipient has been granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a stock option (the “Option”) exercisable to purchase an aggregate of ______ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 8 hereof.  The Option is [an Incentive Stock Option pursuant to Section 6 of the Plan][a Non-Qualified Stock Option pursuant to Section 7 of the Plan].
2. Option Price.  The Option Price of shares of Common Stock covered by the Option will be $_____ per share (the “Option Price”) subject to adjustment as provided in Paragraph 8 hereof.
3. Vesting and Exercise of Option.
(a)
Except as otherwise provided herein or in Section 8 of the Plan, the Option [shall vest and become exercisable as follows: [insert vesting schedule], provided, however, that no option shall vest or become exercisable unless the Recipient is an employee, consultant, officer or director of the Corporation on such vesting date][may be exercised in whole or in part at any time during the term of the Option].

(b)	The Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

A-1

(c)
The Option may be exercised by written notice to the Secretary of the Corporation (or his or her agent) accompanied by payment in full of the Option Price as provided in Section 8 of the Plan.  Additionally, the Option may be exercised by way of a cashless exercise, whereby if the notice of exercise to the Corporation specifies that the exercise of the Option is made by way of a cashless exercise, then the Corporation shall deliver to the Recipient, without further payment by the Recipient of the Option Price or any cash or other consideration, the number of shares of Common Stock computed using the following formula:

X = (Y) x	(B - A)
(B)
Where:
X =     the number of shares of Common Stock to be issued to the Recipient pursuant to the exercise of the Option;
Y =     the number of shares of Common Stock that may be purchased upon exercise of the Option;
A =     the Option’s exercise price per share of Common Stock; and
B =     the Fair Market Value of one share of Common Stock.
4. Term of Option.  The term of the Option will be through _____________, subject to earlier termination or cancellation as provided in this Agreement.  The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued (as evidenced by the appropriate transfer agent of the Corporation) upon purchase of such shares through exercise of the Option.
5. Transferability Restriction.  The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with Section 8 of the Plan.  Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the provisions of this Paragraph 5 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.
6. Exercise Upon Termination.  The Recipient’s rights to exercise the Option upon termination of employment or cessation of service as an employee, officer, director or consultant shall be as set forth in Section 8(f) of the Plan.
7. Death or Disability of Recipient.  The exercisability of the Option upon the death or Disability of the Recipient shall be as set forth in Section 8(g) of the Plan.

A-2

8. Adjustments.  The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 8(i) of the Plan.
9. No Registration Obligation.  The Recipient understands that the Option is not registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless by separate written agreement, the Corporation has no obligation to so register the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option, although it may from time to time register under the 1933 Act the shares issuable upon exercise of Options granted pursuant to the Plan.  The Recipient represents that the Option is being acquired for the Recipient’s own account and that unless registered by the Corporation, the shares of Common Stock issued on exercise of the Option will be acquired by the Recipient for investment.  The Recipient understands that the Option is, and the underlying securities may be, issued to the Recipient in reliance upon exemptions from the 1933 Act, and acknowledges and agrees that all certificates for the shares issued upon exercise of the Option may bear the following legend unless such shares are registered under the 1933 Act prior to their issuance:
The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the “1933 Act”), and are “restricted securities” as that term is defined in Rule 144 under the 1933 Act.  The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act, the availability of which is to be established to the satisfaction of the Corporation.
The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the underlying shares are registered and/or the Recipient and the Corporation are able to establish the existence of an exemption from registration under the 1933 Act and applicable state or other laws.
10. Notices.  Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address.  Notices to the Corporation shall be addressed to the Corporation, attention: President, at such address as may constitute the Corporation’s principal place of business at the time, with a copy to: Davis Graham and Stubbs, 1550 Seventeenth Street, Denver, Colorado 80202, Attention: Brian Boonstra.  Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient’s address below specified.  Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 10.
11. Approval of Counsel.  The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, applicable state and other securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

A-3

12. Benefits of Agreement.  This Agreement will inure to the benefit of and be binding upon each successor and assignee of the Corporation.  All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient’s heirs, legal representatives and successors.
13. Effect of Governmental and Other Regulations.  The exercise of the Option and the Corporation’s obligation to sell and deliver shares upon the exercise of the Option are subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.
14. Plan Governs.  In the event that any provision in this Agreement conflicts with a provision in the Plan, the provision of the Plan shall govern.
15. Governing Law, Consent to Personal Jurisdiction.  This Agreement will be governed by the internal laws of the State of Nevada without regard to rules regarding conflicts of laws.  Each Recipient consents to the personal jurisdiction of the state and federal courts located in Colorado for any lawsuit filed there against the Recipient by the Corporation arising from or relating to this Agreement.  Any controversy or claim arising out of or relating to this Agreement or shall be settled by arbitration in the City and County of Denver, Colorado in accordance with the rules then existing of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof.
Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

SILVER BULL RESOURCES, INC.

Date ___________	By:
Name:
Title:

A-4

The undersigned Recipient has read and understands the terms of this Agreement and the attached Plan and hereby agrees to comply therewith.

Date __________
Signature of Recipient Name

Tax ID Number:

Address:

A-5

Exhibit B
SUBSCRIPTION AGREEMENT

THE SECURITIES BEING ACQUIRED BY THE UNDERSIGNED HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER LAWS AND ARE OFFERED UNDER EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF SUCH LAWS.  THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE SECURITIES LAWS.
This Subscription Agreement is entered for the purpose of the undersigned acquiring _____________ shares of the $0.01 par value common stock (the “Securities”) of Silver Bull Resources, Inc., a Nevada corporation (the “Corporation”) from the Corporation as a Bonus or pursuant to exercise of an Option granted pursuant to the Corporation’s 2019 Stock Option and Stock Bonus Plan (the “Plan”).  All capitalized terms not otherwise defined herein shall be as defined in the Plan.
It is understood that no grant of any Bonus or exercise of any Option at a time when no registration statement relating thereto is effective under the U.S. Securities Act of 1933, as amended (the “1933 Act”) can be completed until the undersigned executes this Subscription Agreement and delivers it to the Corporation, and that such grant or exercise is effective only in accordance with the terms of the Plan and this Subscription Agreement.
In connection with the undersigned’s acquisition of the Securities, the undersigned represents and warrants to the Corporation as follows:
1. The undersigned has been provided with, and has reviewed the Plan, and such other information as the undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the “Available Information”).
2. The Corporation has given the undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation’s behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition or to verify the accuracy of the Available Information which the Corporation possesses or can acquire without unreasonable effort or expense.
3. The Securities are being acquired by the undersigned for the undersigned’s own account and not on behalf of any other person or entity.
4. The undersigned understands that the Securities being acquired hereby, unless previously registered, have not been registered under the 1933 Act or any state or foreign securities laws, and are, and unless registered will continue to be, restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the 1933 Act and other statutes, and the undersigned consents to the placement of appropriate restrictive legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

B-1

5. By the undersigned’s execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.
6. This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.
7. The undersigned acknowledges that the grant of any Bonus or Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to prior approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act and other applicable securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.
8. The undersigned acknowledges and agrees that the Corporation may withhold from any cash consideration payable to the undersigned for the payment of taxes as a result of the grant of the Bonus or the exercise of an Option or may require other such arrangements, as set out in Section 10 of the Plan, in order to satisfy the payment of taxes.
9. The Plan is incorporated herein by reference.  In the event that any provision in this Agreement conflicts with ANY provision in the Plan, the provisions of the Plan shall govern.

Date __________
Signature of Recipient Name

Tax ID Number:

Address:

B-2

Silver Bull
RESOURCES, INC.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/17/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Silver Bull Resources, Inc. (the "Company") in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/17/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Brian D. Edgar　　02 Timothy T. Barry　　03 Daniel J. Kunz　　04 John A. McClintock

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said Proxies lawfully may do by virtue hereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]　　Date　　　　Signature (Joint Owners)　　Date

0000399720_1　R1.0.1.18

SILVER BULL RESOURCES, INC.
ANNUAL MEETING OF SHAREHOLDERS - APRIL 18, 2019
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Silver Bull Resources, Inc. (the "Company") hereby appoints Timothy Barry and Sean Fallis, or either of them, as proxies (each, a "Proxy") to appear, attend and vote all of the shares of common stock of the Company in the name of the undersigned at the Annual Meeting of Shareholders to be held at the offices of Blake, Cassels, & Graydon LLP at Suite 2600, 595 Burrard Street, Vancouver, British Columbia V7X 1L3 on Thursday, April 18, 2019, at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE, THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR PROPOSALS TWO, THREE, AND FOUR, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

0000399720_2 R1.0.1.18

Continued and to be signed on reverse side